[LOGO] PIONEER INVESTMENTS (R)

                                   [GRAPHIC]

PIONEER VARIABLE CONTRACTS TRUST

PIONEER MID CAP VALUE VCT PORTFOLIO--CLASS I AND CLASS II SHARES

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO--CLASS I AND CLASS II SHARES

PIONEER GROWTH SHARES VCT PORTFOLIO--CLASS II SHARES

PIONEER FUND VCT PORTFOLIO--CLASS II SHARES

PIONEER EQUITY INCOME VCT PORTFOLIO--CLASS II SHARES

                                                        ANNUAL REPORT

                                                      DECEMBER 31, 2001

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Mid Cap Value VCT Portfolio--Class I and Class II Shares

    Portfolio and Performance Update                                           2

    Portfolio Management Discussion                                            3

Pioneer Real Estate Growth VCT Portfolio--Class I and Class II Shares

    Portfolio and Performance Update                                           4

    Portfolio Management Discussion                                            5

Pioneer Growth Shares VCT Portfolio--Class II Shares

    Portfolio and Performance Update                                           6

    Portfolio Management Discussion                                            7

Pioneer Fund VCT Portfolio--Class II Shares

    Portfolio and Performance Update                                           9

    Portfolio Management Discussion                                           10

Pioneer Equity Income VCT Portfolio--Class II Shares

    Portfolio and Performance Update                                          11

    Portfolio Management Discussion                                           12

Schedules of Investments                                                      13

Financial Statements                                                          26

Notes to Financial Statements                                                 36

Report of Independent Public Accountants                                      44

Trustees, Officers and Service Providers                                      45

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                                        97%
International Common Stocks                                                3%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                                                     19.5%
Technology                                                     15.0%
Consumer Cyclicals                                             12.5%
Consumer Staples                                               11.7%
Health Care                                                     9.2%
Capital Goods                                                   9.1%
Energy                                                          7.9%
Utilities                                                       5.8%
Basic Materials                                                 4.8%
Communication Services                                          2.7%
Other                                                           1.8%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Imation Corp.                                                           2.40%
2. Tricon Global Restaurants, Inc.                                         1.64
3. John H. Harland Co.                                                     1.64
4. Storage Technology Corp.                                                1.61
5. Alltel Corp.                                                            1.60

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                            12/31/01    12/31/00
Net Asset Value per Share
CLASS I                                                      $17.35      $17.79
CLASS II                                                     $17.28      $17.75

DISTRIBUTIONS PER SHARE                  INCOME         SHORT-TERM     LONG-TERM
(12/31/00 - 12/31/01)                    DIVIDENDS      CAPITAL GAIN   CAPITAL GAIN
CLASS I                                  $0.100         $0.081         $1.389
CLASS II                                 $0.084         $0.081         $1.389

PERFORMANCE OF A $10,000 INVESTMENT--CLASS I & II SHARES

The following chart shows the value of an investment made in PIONEER MID CAP VALUE VCT PORTFOLIO at net asset value, compared to the growth of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                           Pioneer Mid Cap Value
                               VCT Portfolio* -
                               Class I Shares                    S&P 500 Index
  3/1/1995                         $10,000                          $10,000
                                   $10,650                          $11,315
12/31/1995                         $11,713                          $12,943
                                   $13,527                          $14,247
                                   $13,473                          $15,906
                                   $15,541                          $19,182
12/31/1997                         $16,800                          $21,208
                                   $18,228                          $24,956
                                   $16,125                          $27,256
                                   $18,814                          $30,620
12/31/1999                         $18,241                          $32,978
                                   $18,609                          $32,831
                                   $21,525                          $29,976
                                   $23,292                          $27,976
12/31/2001                         $22,922                          $26,427

                                              Pioneer Mid Cap
                                           Value VCT Portfolio* -        S&P 500
                                              Class II Shares             Index
  5/1/2000                                        $10,000                $10,000
                                                  $10,053                $ 9,675
 6/30/2000                                        $ 9,815                $ 9,935
                                                  $ 9,860                $ 9,773
                                                  $10,645                $10,366
                                                  $10,504                $ 9,839
                                                  $10,754                $ 9,791
                                                  $10,453                $ 9,007
12/31/2000                                        $11,335                $ 9,071
                                                  $11,667                $ 9,385
                                                  $11,354                $ 8,519
                                                  $11,296                $ 7,997
                                                  $12,120                $ 8,611
                                                  $12,248                $ 8,655
 6/30/2001                                        $12,256                $ 8,466
                                                  $12,124                $ 8,374
                                                  $11,859                $ 7,838
                                                  $10,702                $ 7,225
                                                  $11,009                $ 7,356
                                                  $11,671                $ 7,909
12/31/2001                                        $12,040                $ 7,997

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE

CLASS I SHARES
Life-of-Class                            12.89%
(3/1/95)
5 Years                                  11.21%
1 Year                                    6.49%

CLASS II SHARES
Life-of-Class                            11.76%
(5/1/00)
1 Year                                    6.22%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate account's report contains Portfolio performance net of any contract fees, expenses or sales charges.

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

In the following discussion, Rod Wright, who is responsible for day-to-day portfolio management of Pioneer Mid Cap Value VCT Portfolio, provides an update on the Portfolio, its investment strategies and the general economic environment during the 12-month period ended December 31, 2001.

Q:    HOW DID THE PORTFOLIO PERFORM OVER THE YEAR?

A: For the year ended December 31, 2001, Class I Shares of the Portfolio returned 6.49%, while Class II shares returned 6.22%, both at net asset value. During the same period, the Standard & Poor's 500 Index lost 11.84%.

Q:    WHAT WERE THE PRIMARY FACTORS THAT INFLUENCED PORTFOLIO PERFORMANCE?

A: While virtually all other parts of the domestic equity market lost value as investors fled from higher-priced stocks in the face of slowing economic growth, mid-cap value stocks performed relatively well. Mid-sized companies with reasonable stock valuations were overlooked and undervalued in the bull market for growth stocks that occurred in 1999 and early 2000. As a result, they were attractively valued relative to the rest of the market and especially in relation to large-company stocks. Our emphasis on stock-by-stock fundamental analysis worked well in this environment.

Q: WHAT TYPES OF INVESTMENTS HAD A SIGNIFICANT INFLUENCE ON THE PORTFOLIO'S PERFORMANCE?

A: We emphasize individual company analysis and stock selection, and try not to make decisions based on top-down, macroeconomic views. Based on our analysis, we found a number of attractive opportunities in reasonably priced technology companies, raising our technology weighting to 15.04% of net assets. Many of the Portfolio's technology investments performed quite well.

      SYMANTEC, a producer of security technology for the Internet, was a notable performer. Another large position in a tech-related company that worked well was STORAGE Technology. WATERS CORP, a technology company that makes high-performance devices for medical laboratory and research activities, also helped support performance as did GUIDANT, a company that makes implantable medical devices such as defribulators and stents.

      The Portfolio's holdings in the utility and energy industries were disappointing performers particularly after September 11. Although not exposed to Enron, two of the Portfolio's energy holdings WILLIAMS and CALPINE declined in sympathy with Enron. Among individual holdings, the generic pharmaceutical company IVAX was a disappointment. Its stock price fell substantially because of an adverse court ruling.

Q:    HAVE YOU MADE ANY RECENT CHANGES TO THE PORTFOLIO?

A: In the face of weakness in oil prices, drilling companies and exploration and production stocks have become inexpensive and we added to our positions. ENSCO, a deepwater drilling company, was an acquisition in this area. At the same time, we have reduced our positions in utility stocks and have become more cautious about consumer-related companies in the face of economic weakness and widespread job layoffs that threaten consumer confidence. However, we did make a recent investment in retailer THE LIMITED when its price fell to an attractive level. We also added DANA CORP., AMERICAN STANDARD and QUANTUM CORP.

Q:    WHAT IS YOUR OUTLOOK?

A: I think the mid-cap value universe remains a sector of the stock market with significant potential. In my opinion, mid-cap value stocks offer attractive prices, lower risk and greater appreciation potential than other parts of the market, especially large-cap stocks, many of which are still highly priced. In an uncertain economic environment, I think the Portfolio is well positioned with its composition of reasonably priced stocks selected on the basis of strong company fundamentals.

                                   [SIDENOTE]

On May 2, 2000, the name of Capital Growth Portfolio changed to Pioneer Mid Cap Value VCT Portfolio.

Mid-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                            98%
International Common Stocks                                    2%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Real Estate Investment Trusts                                   99%
Financials                                                       1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Equity Office Properties Trust                                          8.92%
2. Archstone Smith Trust                                                   5.20
3. Equity Resident Property Trust                                          4.86
4. Apartment Investment & Management Co.                                   4.72
5. Simon Property Group Trust                                              4.57

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                        12/31/01        12/31/00
Net Asset Value per Share
CLASS I SHARES                                           $14.77          $14.42
CLASS II SHARES                                          $14.75          $14.40

DISTRIBUTIONS PER SHARE+      INCOME             SHORT-TERM           LONG-TERM
(12/31/00 - 12/31/01)         DIVIDENDS          CAPITAL GAIN         CAPITAL GAIN
CLASS I SHARES                $0.56              $     -              $     -
CLASS II SHARES               $0.52              $     -              $     -

+     The Portfolio paid a non-taxable distribution of $0.17 per share.

PERFORMANCE OF A $10,000 INVESTMENT--CLASS I & II SHARES

The following chart shows the value of an investment made in Pioneer Real Estate Growth VCT Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

                  Pioneer Real Estate Growth                       Wilshire Real Estate
               VCT Portfolio - Class I Shares*    S&P 500 Index      Securities Index+
 3/31/1995                  $10,000                  $10,000             $10,000
                            $10,721                  $10,951             $10,435
12/31/1995                  $11,696                  $12,528             $11,322
                            $12,316                  $13,790             $12,360
12/31/1996                  $15,875                  $15,396             $15,497
                            $16,875                  $18,566             $16,507
12/31/1997                  $19,235                  $20,527             $18,565
                            $18,090                  $24,155             $17,579
12/31/1998                  $15,629                  $26,381             $15,330
                            $16,414                  $29,637             $16,369
12/31/1999                  $14,977                  $31,920             $14,841
                            $17,203                  $31,777             $17,099
12/31/2000                  $19,397                  $29,014             $19,403
                            $20,540                  $27,078             $21,306
12/31/2001                  $20,911                  $25,579             $21,407

+     Index comparison begins 3/31/95.

                  Pioneer Real Estate Growth                      Wilshire Real Estate
               VCT Portfolio - Class II Shares*   S&P 500 Index    Securities Index++
 8/31/2000                 $10,000                   $10,000             $10,000
                           $10,396                   $ 9,492             $10,325
                           $ 9,879                   $ 9,445             $ 9,877
                           $10,123                   $ 8,689             $10,099
12/31/2000                 $10,761                   $ 8,751             $10,801
                           $10,641                   $ 9,053             $10,909
                           $10,380                   $ 8,218             $10,682
                           $10,395                   $ 7,715             $10,691
                           $10,623                   $ 8,307             $10,945
                           $10,835                   $ 8,350             $11,252
 6/30/2001                 $11,381                   $ 8,167             $11,860
                           $11,205                   $ 8,079             $11,623
                           $11,625                   $ 7,561             $12,029
                           $11,188                   $ 6,970             $11,299
                           $10,723                   $ 7,096             $10,876
                           $11,304                   $ 7,630             $11,581
12/31/2001                 $11,570                   $ 7,715             $11,917

++    Index comparison begins 8/31/00.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

CLASS I SHARES
Life-of-Class                            11.39%
(3/1/95)
5 Years                                   5.67%
1 Year                                    7.80%

CLASS II SHARES
Life-of-Class                             6.22%
(8/1/00)
1 Year                                    7.52%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate account's report contains Portfolio performance net of any contract fees, expenses or sales charges.

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 113 real estate securities. The Index is 93% REITs (real estate investment trusts) (equity and hybrid) and 7% real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

Real estate investments provided shelter for investors in 2001 - posting notable gains amidst the broader stock market's decline for the second year in a row. True to its tendency to not move in step with stocks in general, the real estate sector buffered the effects of slower economic growth while paying above-average income amidst falling interest rates. In the following interview, portfolio manager Jeff Caira discusses the sector's achievements during the 12 months ended December 31, 2001 and his expectations for the coming year.

Q:    HOW DID REAL ESTATE INVESTMENTS PERFORM IN 2001?

A: Although the pace of gains slowed from the outstanding returns posted in 2000, real estate investments delivered positive performance in what is widely regarded as a very difficult year. Real estate investments were the beneficiary of a more conservative mood, as the slowing economy and tragic events of September 11 left investors with little appetite for risk. Total returns at net asset value for Pioneer Real Estate Growth VCT's Class I and Class II shares were 7.80% and 7.52%, respectively, for the 12 months ended December 31. The Wilshire Real Estate Securities Index generated a return of 10.33%.

      Our preference for larger, high-quality real estate investments, which played such a vital role in the Portfolio's competitive performance in the later months, proved to be a drawback in the early months of the fiscal year. At that time, income-oriented investors, confronted with the prospects of falling interest rates, bought high-yielding real estate investments - regardless of the company's asset quality, property type or long-term prospects. This heightened demand drove prices higher, contributing to their outperformance. In the second half of 2001, the income premium offered by these lower quality stocks began to wane - diminishing their risk/reward quotient as the likelihood of a recession became more apparent. Throughout this time, we avoided the temptation to hop to what was hot, choosing instead to remain committed to our long-term strategy of investing in high-quality companies with strong balance sheets and geographically diverse properties.

Q: DESPITE THE ECONOMIC SLOWDOWN, ARE THE FUNDAMENTALS OF THE REAL ESTATE INDUSTRY STILL COMPELLING?

A: We think so. While some sectors of the real estate market are seeing downward earnings revisions, supply/demand dynamics are the healthiest we've seen at this point in the economic cycle. This equilibrium is the result of more efficient capital markets, which, with the timely release of corporate reporting, are better able to assess the viability of real estate investment trusts (REITs). Ultimately, since the sector is not burdened with excess supply, REIT earnings should accelerate quickly when economic growth improves.

      Two more developments bode well for this industry. Two of the largest REITs Equity Office Properties Trust and Equity Residential Properties were added to the Standard & Poor's 500 Index in 2001. While real estate has long been recognized as an integral part of the economy, REITs were perceived as passive investment companies and, as such, didn't command their due respect. Their integration into a major market indicator is a momentous event and signals the market's acceptance of REITs as actively managed, dynamic investment entities. In addition, analysts have agreed to switch their primary reporting measurement of REITs from complicated funds from operation (FFO) to operating earnings per share. By adopting this more easily understood general accounting measure, we believe REITs may gain a wider audience.

Q:    WHICH SECTORS CONTRIBUTED TO PERFORMANCE?

A: Investments in self-storage REITs performed well. We increased the Portfolio's exposure to the sector during the summer, because it can act as a defensive hedge against weaker economic fundamentals. Last fall, Portfolio holding Storage USA enjoyed an added boost, when Security Capital announced that it would acquire the company at a premium price.

      The Portfolio's investments in retail REITs also did well. Holdings are diversified across both strip malls and shopping malls. Well-managed mall companies are benefiting from the dramatic fall in U.S. interest rates, which makes the cost of short-term floating-rate debt less expensive and impacts balance sheets favorably. Even if mall owners should see a decline in percentage rents (mall tenants typically pay a percentage of their sales in addition to their base rent), the decrease could be more than offset by savings from lower borrowing costs. Furthermore, while consumer confidence and U.S. growth may be falling, mall REITs are not highly correlated to retail spending. Mall leases for anchor tenants, that is, destination stores with the ability to draw large numbers of shoppers, tend to be long term - thereby adding a degree of predictability and stability to these tenants' cash flow. Finally, should a recession dictate the closing of stores, we believe high-quality, publicly-owned malls, such as those comprising the Portfolio, would be more resilient to the downturn than lower-quality, privately-owned malls.

Q:    WHAT IS YOUR OUTLOOK?

A: The rally in late 2001, while boosting investors' spirits, was a little too sudden in our estimation, and we would not be surprised to see a retreat in early 2002. As with most sectors of the economy, there may be some further deterioration in real estate markets before we see a genuine economic recovery. However REITs have demonstrated that they can grow even in a recession. We believe high-quality REITs with long-term leases and competitive yields, such as those comprising the Portfolio, are in the best position to weather this transition.

Real-estate related investments involve specific risks, including those related to general and local economic conditions and individual properties.

PIONEER GROWTH SHARES VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                            95%
Depositary Receipts for International Stocks                   3%
U.S. Denominated Foreign Stocks                                2%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Technology                                                       26%
Health Care                                                      26%
Consumer Staples                                                 18%
Capital Goods                                                    10%
Financial                                                         7%
Communication Services                                            5%
Consumer Cyclicals                                                5%
Energy                                                            2%
Utilities                                                         1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Pfizer, Inc.                                                   6.75%
2. Microsoft Corp.                                                6.18
3. Tyco International Ltd.                                        5.20
4. American Home Products Corp.                                   4.88
5. General Electric Co.                                           4.71

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                 12/31/01             12/31/00
Net Asset Value per Share                         $14.94               $18.50

DISTRIBUTIONS PER SHARE       INCOME              SHORT-TERM           LONG-TERM
(12/31/00 - 12/31/01)         DIVIDENDS           CAPITAL GAIN         CAPITAL GAIN
                              $   -               $   -                $   -

PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES

The following chart shows the value of an investment made in PIONEER GROWTH SHARES VCT PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and the Russell 1000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                              Pioneer Growth         S&P 500          Russell 1000
                          Shares VCT Portfolio*       Index               Index+
 5/31/2000                       $10,000             $10,000             $10,000
 6/30/2000                       $10,276             $10,268             $10,255
 7/31/2000                       $ 9,988             $10,101             $10,085
 8/31/2000                       $10,558             $10,714             $10,831
 9/30/2000                       $10,471             $10,169             $10,328
10/31/2000                       $10,543             $10,120             $10,205
11/30/2000                       $ 9,588             $ 9,309             $ 9,272
12/31/2000                       $ 9,496             $ 9,375             $ 9,384
 1/31/2001                       $ 9,865             $ 9,700             $ 9,693
 2/28/2001                       $ 8,736             $ 8,804             $ 8,788
 3/31/2001                       $ 8,141             $ 8,265             $ 8,205
 4/30/2001                       $ 8,900             $ 8,900             $ 8,864
 5/31/2001                       $ 8,757             $ 8,946             $ 8,924
 6/30/2001                       $ 8,633             $ 8,750             $ 8,722
 7/31/2001                       $ 8,259             $ 8,655             $ 8,603
 8/31/2001                       $ 7,756             $ 8,100             $ 8,079
 9/30/2001                       $ 7,032             $ 7,468             $ 7,394
10/31/2001                       $ 7,201             $ 7,603             $ 7,548
11/30/2001                       $ 7,828             $ 8,174             $ 8,129
12/31/2001                       $ 7,668             $ 8,265             $ 8,216

+     Index comparison begins 5/31/00.

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Indices.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Class                              -15.41%
(5/1/00)
1 Year                                     -19.24%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate account's report contains Portfolio performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

In 2001, a deteriorating economy, which eventually fell into a recession, created a challenging environment for equity investing, especially for those strategies focusing on growth companies. In the following interview, Robert C. Junkin discusses the factors that influenced the performance of Pioneer Growth Shares VCT Portfolio during 2001. Mr. Junkin, a vice president at Pioneer, is a co-manager of the Portfolio.

Q:    HOW DID THE PORTFOLIO PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31,
      2001?

A: Pioneer Growth Shares VCT Portfolio had a negative return, as its focus on large-company growth stocks caused it to lag the broad market indices during a period in which value strategies were in favor. Nevertheless, the Portfolio tended to outperform other large-company growth strategies. For the 12 months ended December 31, 2001, the Portfolio's Class II shares returned -19.24% at net asset value. During the same period, the Standard & Poor's 500 Index returned -11.84%, while the Russell 1000 Index had a return of -12.98%. These indexes tend to reflect the performance of both growth stocks and value stocks.

Q:    WHAT WERE THE PRINCIPAL FACTORS AFFECTING PERFORMANCE?

A: Economic growth slowed throughout 2001, with confirmation coming in the fourth quarter that we had fallen into recession. Technology stock prices were the first to decline, and they fell the greatest distance. However, the steadily increasing investor awareness of the general economic downturn also affected most other growth stocks. Because we focus on blue chip, growth stocks, the Portfolio felt the effects of this slump, but not as much as more aggressive funds. While we emphasize stocks of growing companies, we also pay close attention to stock valuations and underlying company fundamentals. This helped us avoid some of the worst effects of the decline in growth company stocks.

Q:    WHAT WERE YOUR PRINCIPAL STRATEGIES IN THIS DIFFICULT PERIOD?

A: We maintained our long-term emphasis on large-cap growth companies, which we believe will be successful over the long run.

Throughout the 12-month period, the greatest industry weightings were in three areas - health care, technology, and consumer staples. Together, they typically accounted for about 70% of Portfolio assets, even though technology was slightly underweighted compared to the general benchmarks for growth investors. In an environment of slowing growth, health care and consumer staples stocks tend to hold their value better than most other industries because their businesses are less vulnerable to changes in the economic cycle. Consumer staples stocks tended to perform relatively well for the Portfolio, but the major pharmaceutical companies did not do as well. The stocks of several drug companies fell in value after the companies reported disappointing earnings.

Q:    DID THE TERRORIST ATTACKS OF SEPTEMBER 11 AFFECT YOUR STRATEGY?

A: The Portfolio was relatively defensively positioned on September 11, so the terrorist attacks caused no major change in our immediate strategy. Before the events of September 11, we had thought that the economy might begin to rebound late in 2001, and we were prepared to start becoming more aggressive in our investments. With the events of September 11, we realized that the recovery would be delayed, so we did not become more aggressive in our overall strategy. The exception to this general statement was in technology. Immediately after September 11, the stock prices of many fundamentally sound technology companies fell farther. We took advantage of the resulting attractive prices to increase our tech holdings. For example, we added NOKIA to the Portfolio and expanded our holdings in several other tech companies.

Q:    WHAT TYPES OF INVESTMENTS MOST SIGNIFICANTLY AFFECTED PERFORMANCE?

A: Most of our technology positions performed poorly for the full year, even though some improved in the tech rally of late 2001. The biggest detractors to performance included EMC and SUN MICROSYSTEMS. As corporate customers slashed their information technology budgets, these companies suffered major losses in revenues and their stock prices dived.

Despite the technology industry's general problems, some of our better performers were tech stocks. SCIENTIFIC ATLANTA, which manufactures set-top boxes for cable systems, performed well early in the year. We sold our position before the stock was pulled down in the general technology stock correction. MICROSOFT was another positive contributor, helped by improving prospects for a favorable outcome to its anti-trust case. NOKIA, added to the Portfolio after September 11, performed well. BIOVAIL, a specialty pharmaceutical company, was another contributor.

Q:    WHAT IS YOUR OUTLOOK AS YOU ENTER 2002?

A: We see improvement. We think that we already are seeing early signs that the economy may have hit the bottom of its cycle and that we may see economic expansion in 2002, possibly late in the year. On the negative side, both corporate and consumer debt levels remain high, which could delay an economic revival or slow the growth rate of the eventual recovery. On the positive side, we have lower interest rates, which have reduced the costs of borrowing, and federal tax cuts, which should help stimulate spending. While we can't predict when the economy may begin to expand, we expect to see some improvements in the coming months. As we see actual evidence of a recovery, we expect to increase Portfolio weightings in those industries, such as technology, that typically do well during growth periods. We think the conditions are in place for some improvement in the equity market, but investors should not expect a quick return to the stock market performance of the late 1990s. Overall, we are cautiously optimistic.

PIONEER FUND VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                            93.7%
Depositary Receipts for International Stocks                   5.5%
International Common Stocks                                    0.8%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Technology                                                      19%
Financials                                                      14%
Consumer Cyclicals                                              13%
Health Care                                                     11%
Consumer Staples                                                11%
Energy                                                           8%
Communication Services                                           8%
Capital Goods                                                    7%
Basic Materials                                                  4%
Transportation                                                   3%
Utilities                                                        2%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. ChevronTexaco Corp.                                  2.87%
2. IBM Corp.                                            2.77
3. Schering-Plough Corp.                                2.57
4. SBC Communications, Inc.                             2.44
5. Verizon Communications, Inc.                         2.22

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS--CLASS II SHARES

                                             12/31/01             12/31/00
Net Asset Value per Share                     $19.05               $22.65

DISTRIBUTIONS PER SHARE          INCOME              SHORT-TERM           LONG-TERM
(12/31/00 - 12/31/01)            DIVIDENDS           CAPITAL GAIN         CAPITAL GAIN
                                 $0.129              $0.293               $0.722

PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES

The following chart shows the value of an investment made in PIONEER FUND VCT PORTFOLIO at net asset value, compared to the growth of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                                Pioneer Fund
                                VCT Portfolio*           S&P 500 Index
 5/00                              $10,000                  $10,000
                                   $10,004                  $ 9,675
 6/00                              $10,113                  $ 9,935
                                   $ 9,992                  $ 9,773
                                   $10,407                  $10,366
                                   $10,039                  $ 9,839
                                   $10,291                  $ 9,791
                                   $ 9,680                  $ 9,007
12/00                              $ 9,839                  $ 9,071
                                   $10,091                  $ 9,385
                                   $ 9,435                  $ 8,519
                                   $ 8,944                  $ 7,997
                                   $ 9,549                  $ 8,611
                                   $ 9,623                  $ 8,655
 6/01                              $ 9,301                  $ 8,466
                                   $ 9,214                  $ 8,374
                                   $ 8,747                  $ 7,838
                                   $ 8,006                  $ 7,225
                                   $ 8,089                  $ 7,356
                                   $ 8,671                  $ 7,909
12/01                              $ 8,748                  $ 7,997

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Class                         -7.70%
(5/1/00)
1 Year                               -11.09%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate account's report contains Portfolio performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

In the following, John Carey discusses the factors that affected Pioneer Fund VCT Portfolio's performance over the year ended December 31, 2001.

Q:    HOW DID THE PORTFOLIO PERFORM DURING THE RATHER TUMULTUOUS YEAR?

A: The United States stock market continued to experience difficulty during the year 2001. The bear market that began in 2000 broadened and deepened in 2001, until, by September, it had encompassed stocks in most major industries and economic sectors. The terrible events of September 11 drove stock prices to new lows. Then, as they say, an interesting thing happened: prices quickly recovered from those low levels and by year-end were exploring yet higher levels. We are hopeful that the market established a base in late 2001, but only time will tell. In the meantime, Pioneer Fund VCT Portfolio results in 2001 reflected the general weakness of share prices throughout most of the year.

      For the twelve months ended December 31, 2001, Class II shares of Pioneer Fund VCT Portfolio fell, at net asset value, by 11.09%. By comparison, the Standard and Poor's 500 fell 11.84% over the same time period. We would attribute our somewhat better performance relative to the market to our stock selection and the lack of exposure to some of the market's bigger losers. The Portfolio did not, for instance, own any shares of Enron and had only a very modest exposure to the travel and leisure industries that were so severely affected by the September attacks on our country.

Q:    WHERE ARE YOU FINDING OPPORTUNITIES IN TODAY'S MARKET?

A: Going into the second half of 2001, we believed that we already owned most of the attractive opportunities in our universe of large-cap, blue-chip U.S. stocks. We had been quite active in the latter part of 2000 and the early part of 2001, particularly with respect to investing in opportunities we began to see in the technology sector. In the final two quarters of 2001 we added to the basic-materials sector, initiating positions in three well-established chemical companies, DOW CHEMICAL, AIR PRODUCTS & CHEMICALS and PPG. Chemicals are an industry that tends to benefit from lower energy prices; chemical making is generally quite an energy-intensive process. A stronger economy should also contribute to higher demand for chemical products.

      Another new name in the Portfolio is CHEVRONTEXACO. The new company combines two of our large, previous holdings and creates a major, worldwide oil-and-gas company that stands to be a strong competitor to the other leading companies in the energy industry.

      During the second half of the year we sold companies we thought had slipped into a weaker competitive or financial position during the economic downturn in order to strengthen the investment characteristics of the Portfolio. We sold ten positions outright; two additional holdings, Harcourt General and Ralston Purina, were purchased in cash acquisitions by other companies; and we liquidated a small position in Zimmer Holdings we had received as a spin-off from another portfolio company.

Q:    DO YOU HAVE ANY OTHER THOUGHTS ON THE OUTLOOK FOR 2002?

A: Our country endured some awful trauma in September 2001. In any forecast, it is important both to acknowledge that and to admit that we do not know the full ramifications. With that important caveat, we like what we see as we survey the business landscape in the United States today. We do think the stage is set for recovery. Next year at this time we hope to have better news. In the meantime, we intend to keep working hard to help you, our shareowners, meet your long-term financial goals. Thank you for your support.

                                   [SIDENOTE]

On May 1, 2000 the name of Growth & Income Portfolio changed to Pioneer Fund VCT Portfolio.

PIONEER EQUITY INCOME VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                            98%
U.S. Convertible Securities                                    2%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                                        19.7%
Utilities                                         16.6%
Energy                                            11.8%
Health Care                                       11.0%
Communication Services                            10.4%
Capital Goods                                      8.6%
Consumer Staples                                   7.8%
Consumer Cyclicals                                 5.0%
Basic Materials                                    3.4%
Technology                                         2.8%
Transportation                                     2.1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. ChevronTexaco Corp.                               4.72%
2. SBC Communications, Inc.                          3.49
3. Exxon Mobil Corp.                                 3.43
4. Verizon Communications, Inc.                      2.94
5. Schering-Plough Corp.                             2.88

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS--CLASS II SHARES

                                               12/31/01             12/31/00
Net Asset Value per Share                       $18.49               $21.37

DISTRIBUTIONS PER SHARE     INCOME              SHORT-TERM           LONG-TERM
(12/31/00 - 12/31/01)       DIVIDENDS           CAPITAL GAIN         CAPITAL GAIN
                            $0.315              $   -                $1.064

PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES

The following chart shows the value of an investment made in PIONEER EQUITY INCOME VCT PORTFOLIO at net asset value, compared to the growth of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                                   Pioneer Equity Income VCT
                                           Portfolio*             S&P 500 Index
 9/14/1999                                  $ 9,500                  $10,000
                                            $ 9,161                  $ 9,599
12/31/1999                                  $ 9,344                  $11,026
                                            $ 8,959                  $11,277
                                            $ 9,306                  $10,976
                                            $ 9,991                  $10,871
12/31/2000                                  $10,697                  $10,022
                                            $ 9,943                  $ 8,836
                                            $10,262                  $ 9,353
                                            $ 9,523                  $ 7,983
12/31/2001                                  $ 9,933                  $ 8,835

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-Of-Class                       1.95%
(9/14/99)
1 Year                             -7.15%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate account's report contains Portfolio performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

In the following discussion, John Carey, the portfolio manager of Pioneer Equity Income VCT Portfolio discusses the factors that affected the Portfolio's performance over the past year.

Q:    PLEASE DISCUSS THE RESULTS OF THE PORTFOLIO OVER THE YEAR.

A: It was a difficult year in the stock market. Class II shares of Pioneer Equity Income VCT Portfolio declined by 7.15%, at net asset value, over the twelve months ended December 31. The Standard & Poor's 500 declined 11.84% for the same period.

      Thus, our Portfolio achieved better results than the broad market as measured by the S&P. Nevertheless, it was a bear-market year, one in which share prices weakened with the economy. Making matters worse, of course, were the terrible events of September 11, namely the attack on the United States that led in its immediate aftermath to sharp drops in consumer, business, and investor confidence.

Q:    WHAT SPECIFIC FACTORS HELPED OR HURT PERFORMANCE DURING THE PAST YEAR?

A: We were gratified that Pioneer Equity Income VCT Portfolio held up relatively well during a year that was so rough for the market. Surely our focus on conservatively valued, dividend-paying stocks stood us in good stead at a time when the market was jittery about over-priced stocks. It was a very different market from that of a couple of years ago, when it seemed that only the faintest sign or the merest whiff of sales or earnings growth was enough to send the market into paroxysms of enthusiasm and table-pounding, strong buy recommendations.

      The broad market rally was obviously beneficial to the Portfolio's performance. However, aside from that, our stock picks in the industrial sector added to performance. Both PACCAR and GORMAN-RUPP performed well. Our underweight consumer staples also helped, as the sector underperformed the market.

      The main contributor to performance during the year as a whole was our underweighting technology stocks, as the sector typically does not offer us many dividend-paying stocks. As telecommunication services companies sold off after their strong third quarter rally, our overweighting in this dividend-paying sector also hurt. Although our underweighting in the health care sector in general served us well, several of our stock picks witnessed declines. MERCK, BRISTOL-MEYERS and SCHERING-PLOUGH were disappointments.

Q:    WHAT RECENT CHANGES HAVE YOU MADE IN PORTFOLIO HOLDINGS?

A: Recently we have been moving the Portfolio into position to take part fully in the economic rebound we believe will occur in the next year. Accordingly, we have increased weightings in basic materials, capital goods, and energy since last year. Additions in recent months include, in basic materials, AIR PRODUCTS & CHEMICALS, DOW CHEMICAL, and PPG INDUSTRIES (also a chemical company); in capital goods, BOEING; and, in energy, PHILLIPS PETROLEUM. We have also modestly increased our weighting in financial services with our recent additions of MERRILL LYNCH and WASHINGTON MUTUAL.

Q:    WHAT ELSE WOULD YOU LIKE TO SAY ABOUT THE OUTLOOK FOR 2002?

A: From an investment point of view, we are proceeding with extra caution. But the operative word as always for us is proceeding. That is, we are going about our daily work of studying companies and evaluating their stocks. We are thinking about the stock market and ways to build a winning strategy for our stock investments. We believe that fiscal and monetary policies for an economic recovery are in place. We also feel that dividend-paying stock investing will play a larger role in investors' portfolios, and think that the market will provide us with ample opportunities in this arena.

PIONEER MID CAP VALUE VCT PORTFOLIO

SCHEDULE OF INVESTMENTS 12/31/01

      SHARES                                                               VALUE
               COMMON STOCKS - 100.0%
               BASIC MATERIALS - 4.8%
               ALUMINUM - 0.9%
      35,905   Alcoa, Inc.                                          $  1,276,423
                                                                    ------------
               CHEMICALS - 0.9%
      20,500   Air Products & Chemicals, Inc.                       $    961,655
      23,100   IMC Global, Inc.                                          300,300
                                                                    ------------
                                                                    $  1,261,955
                                                                    ------------
               CHEMICALS (SPECIALTY) - 1.1%
      94,900   Wellman, Inc.                                        $  1,470,001
                                                                    ------------
               METALS MINING - 1.0%
     102,600   Freeport-McMoRan Copper &
               Gold, Inc. (Class B)*                                $  1,373,814
                                                                    ------------
               PAPER & FOREST PRODUCTS - 0.9%
      25,600   Bowater, Inc.                                        $  1,221,120
                                                                    ------------
               TOTAL BASIC MATERIALS                                $  6,603,313
                                                                    ------------
               CAPITAL GOODS - 9.1%
               AEROSPACE/DEFENSE - 1.7%
      18,000   General Dynamics Corp.                               $  1,433,520
      33,300   Precision Castparts Corp.                                 940,725
                                                                    ------------
                                                                    $  2,374,245
                                                                    ------------
               ELECTRICAL EQUIPMENT - 2.2%
      59,000   American Power Conversion Corp.*                     $    853,140
      61,550   Sanmina-SCI Corp.*                                      1,224,845
      46,200   Vishay Intertechnology, Inc.*                             900,900
                                                                    ------------
                                                                    $  2,978,885
                                                                    ------------
               MACHINERY (DIVERSIFIED) - 1.6%
      30,800   Deere & Co.                                          $  1,344,728
      41,000   Kaydon Corp.                                              929,880
                                                                    ------------
                                                                    $  2,274,608
                                                                    ------------
               MANUFACTURING (DIVERSIFIED) - 1.5%
      12,800   American Standard Companies, Inc.*                   $    873,344
      23,100   ITT Industries, Inc.                                    1,166,550
                                                                    ------------
                                                                    $  2,039,894
                                                                    ------------
               MANUFACTURING (SPECIALIZED) - 0.4%
      31,700   Energizer Holdings, Inc.*                            $    603,885
                                                                    ------------
               METAL FABRICATORS - 0.2%
      18,800   Brush Engineered Materials Inc.                      $    267,712
                                                                    ------------
               WASTE MANAGEMENT - 1.5%
      46,200   Republic Services, Inc.*                             $    922,614
      35,900   Waste Management, Inc                                   1,145,569
                                                                    ------------
                                                                    $  2,068,183
                                                                    ------------
               TOTAL CAPITAL GOODS                                  $ 12,607,412
                                                                    ------------
               COMMUNICATION SERVICES - 2.7%
               TELEPHONE - 2.7%
      35,900   Alltel Corp.                                         $  2,216,107
      16,400   Telephone and Data Systems, Inc.                        1,471,900
                                                                    ------------
                                                                    $  3,688,007
                                                                    ------------
               TOTAL COMMUNICATION SERVICES                         $  3,688,007
                                                                    ------------
               CONSUMER CYCLICALS - 12.5%
               AUTO PARTS & EQUIPMENT - 0.7%
      66,200   Dana Corp.                                           $    918,856
                                                                    ------------
               GAMING & LOTTERY COMPANIES - 0.6%
      92,300   Park Place Entertainment Corp.*                      $    846,391
                                                                    ------------
               LEISURE TIME (PRODUCTS) - 0.8%
      67,900   Mattel, Inc.                                         $  1,167,880
                                                                    ------------
               RETAIL (COMPUTERS & ELECTRONICS) - 0.9%
      41,000   Radioshack Corp.                                     $  1,234,100
                                                                    ------------
               RETAIL (DEPARTMENT STORES) - 1.2%
      64,100   Penney (J.C.) & Co., Inc.                            $  1,724,290
                                                                    ------------
               RETAIL (DISCOUNTERS) - 0.9%
      41,000   Family Dollar Stores, Inc.                           $  1,229,180
                                                                    ------------
               RETAIL (SPECIALTY) - 1.6%
      82,100   Cole National Corp.*                                 $  1,358,755
      56,400   Foot Locker, Inc.*                                        882,660
                                                                    ------------
                                                                    $  2,241,415
                                                                    ------------
               RETAIL (SPECIALTY-APPAREL) - 1.3%
     123,100   The Limited, Inc.                                    $  1,812,032
                                                                    ------------
               SERVICES (ADVERTISING/MARKETING) - 0.7%
      30,800   The Interpublic Group of Companies, Inc.             $    909,832
                                                                    ------------
               SERVICES (COMMERCIAL & CONSUMER) - 3.8%
      51,300   IMS Health Inc.                                      $  1,000,863
      69,250   Regis Corp.                                             1,785,265
      33,300   Sabre Group Holdings, Inc.*                             1,410,255
     205,200   Service Corp. International*                            1,023,948
                                                                    ------------
                                                                    $  5,220,331
                                                                    ------------
               TOTAL CONSUMER CYCLICALS                             $ 17,304,307
                                                                    ------------
               CONSUMER STAPLES - 11.7%
               BROADCASTING (CABLE/TELEVISION/RADIO) - 1.5%
      74,850   USA Networks Inc.*                                   $  2,044,154
                                                                    ------------
               FOODS - 0.9%
      18,000   Hershey Foods Corp.                                  $  1,218,600
                                                                    ------------
               HOUSEWARES - 1.1%
      38,500   Fortune Brands, Inc.                                 $  1,524,215
                                                                    ------------
               PERSONAL CARE - 1.0%
      23,100   Kimberly-Clark Corp.                                 $  1,381,380
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                               VALUE
               RESTAURANTS - 2.9%
     115,400   Lone Star Steakhouse & Saloon, Inc.                  $  1,711,382
      46,200   Tricon Global Restaurants, Inc*                         2,273,040
                                                                    ------------
                                                                    $  3,984,422
                                                                    ------------
               RETAIL (DRUG STORES) - 1.3%
      61,600   CVS Corp.                                            $  1,823,360
                                                                    ------------
               RETAIL STORES (FOOD CHAINS) - 1.4%
      33,300   Albertson's, Inc.                                    $  1,048,617
      41,000   Kroger Co.*                                               855,670
                                                                    ------------
                                                                    $  1,904,287
                                                                    ------------
               SPECIALTY PRINTING - 1.6%
     102,600   John H. Harland Co.                                  $  2,267,460
                                                                    ------------
               TOTAL CONSUMER STAPLES                               $ 16,147,878
                                                                    ------------
               ENERGY - 7.9%
               OIL & GAS (DRILLING & EQUIPMENT) - 3.1%
      46,200   BJ Services Co.*                                     $  1,499,190
      46,200   ENSCO International, Inc.                               1,148,070
      30,800   Tidewater, Inc.                                         1,044,120
      15,400   Weatherford Intl, Inc.*                                   573,804
                                                                    ------------
                                                                    $  4,265,184
                                                                    ------------
               OIL & GAS (PRODUCTION/EXPLORATION) - 2.2%
      20,500   Burlington Resources, Inc.                           $    769,570
      66,700   Ocean Energy, Inc.                                      1,280,640
      53,900   Pioneer Natural Resources Co.*                          1,038,114
                                                                    ------------
                                                                    $  3,088,324
                                                                    ------------
               OIL & GAS (REFINING & MARKETING) - 1.7%
      30,800   Sun Company, Inc.                                    $  1,150,072
      30,800   Valero Energy Corp.                                     1,174,096
                                                                    ------------
                                                                    $  2,324,168
                                                                    ------------
               OIL (DOMESTIC INTEGRATED) - 0.9%
      46,136   Conoco, Inc.                                         $  1,305,649
                                                                    ------------
               TOTAL ENERGY                                         $ 10,983,325
                                                                    ------------
               FINANCIALS - 19.5%
               BANKS (MAJOR REGIONAL) - 4.3%
      15,400   The Bank of New York Co., Inc.                       $    628,320
      30,800   BB&T Corp.                                              1,112,188
      30,800   Boston Private Financial Holdings, Inc.                   679,756
      20,517   Comerica, Inc.                                          1,175,624
      33,300   KeyCorp                                                   810,522
      33,300   National City Corp.                                       973,692
      20,500   SouthTrust Corp.                                          505,735
                                                                    ------------
                                                                    $  5,885,837
                                                                    ------------
               BANKS (REGIONAL) - 3.7%
      15,400   First Tennessee National Corp.                       $    558,404
      25,600   Marshall & Ilsley Corp.                                 1,619,968
      46,200   North Fork Bancorporation,Inc.                          1,477,938
      30,800   TCF Financial Corp.                                     1,477,784
                                                                    ------------
                                                                    $  5,134,094
                                                                    ------------
               CONSUMER FINANCE - 2.2%
      12,800   Countrywide Credit Industries, Inc.                  $    524,416
      20,500   The PMI Group, Inc.                                     1,373,705
       3,100   White Mountains Insurance Group Ltd.*                   1,078,800
                                                                    ------------
                                                                    $  2,976,921
                                                                    ------------
               FINANCIAL (DIVERSIFIED) - 0.9%
      15,400   SLM Holdings Corp.                                   $  1,293,908
                                                                    ------------
               INSURANCE (LIFE/HEALTH) - 0.7%
      21,500   Jefferson - Pilot Corp.                              $    994,805
                                                                    ------------
               INSURANCE (PROPERTY-CASUALTY) - 5.3%
      20,500   Ace Ltd.                                             $    823,075
      18,000   Allmerica Financial Corp.                                 801,900
      32,300   Arch Capital Group Ltd.*                                  831,725
      16,900   Exel Ltd.                                               1,543,984
      10,300   Markel Corp.*                                           1,850,395
      28,150   MBIA Inc.                                               1,509,685
                                                                    ------------
                                                                    $  7,360,764
                                                                    ------------
               INVESTMENT BANK/BROKERAGE - 0.8%
      25,600   A.G. Edwards, Inc.                                   $  1,130,752
                                                                    ------------
               INVESTMENT MANAGEMENT - 1.2%
      59,000   Stilwell Financial, Inc.                             $  1,605,980
                                                                    ------------
               SAVINGS & LOAN COMPANIES - 0.4%
      20,550   Charter One Financial, Inc.                          $    557,933
                                                                    ------------
               TOTAL FINANCIALS                                     $ 26,940,994
                                                                    ------------
               HEALTH CARE - 9.2%
               BIOTECHNOLOGY - 0.5%
      12,800   Biogen, Inc.*                                        $    734,080
                                                                    ------------
               HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 0.8%
      51,300   IVAX Corp.*                                          $  1,033,182
                                                                    ------------
               HEALTH CARE (DRUGS-GENERIC & OTHER) - 1.8%
      64,100   Alpharma, Inc.                                       $  1,695,445
      20,400   Mylan Laboratories, Inc.                                  765,000
                                                                    ------------
                                                                    $  2,460,445
                                                                    ------------
               HEALTH CARE (HOSPITAL MANAGEMENT) - 1.5%
      20,500   HCA-The Healthcare Company                           $    790,070
      43,600   Triad Hospitals, Inc.*                                  1,279,660
                                                                    ------------
                                                                    $  2,069,730
                                                                    ------------
               HEALTH CARE (LONG TERM CARE) - 0.3%
      20,000   Manor Care, Inc.*                                    $    474,200
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                               VALUE
               HEALTH CARE (MANAGED CARE) - 1.1%
      12,800   Wellpoint Health Networks Inc.*                      $  1,495,680
                                                                    ------------
               HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 3.2%
      59,000   Apogent Technologies, Inc.*                          $  1,522,200
      20,500   Becton, Dickinson & Co.                                   679,575
      35,900   Guidant Corp.*                                          1,787,820
      20,500   Sybron Dental Specialities*                               442,390
                                                                    ------------
                                                                    $  4,431,985
                                                                    ------------
               TOTAL HEALTH CARE                                    $ 12,699,302
                                                                    ------------
               TECHNOLOGY - 15.0%
               COMMUNICATIONS EQUIPMENT - 3.0%
     123,100   Avaya Inc.*                                          $  1,495,665
      51,300   CommScope, Inc.*                                        1,091,151
      51,300   Harris Corp.                                            1,565,163
                                                                    ------------
                                                                    $  4,151,979
                                                                    ------------
               COMPUTER (HARDWARE) - 0.8%
      29,000   NCR Corp.*                                           $  1,068,940
                                                                    ------------
               COMPUTERS (PERIPHERALS) - 2.2%
      87,600   Quantum Corp - DLT & Storage Systems*                $    862,860
     107,700   Storage Technology Corp.*                               2,226,159
                                                                    ------------
                                                                    $  3,089,019
                                                                    ------------
               COMPUTERS (SOFTWARE & SERVICES) - 1.5%
      35,900   American Management*                                 $    649,072
      78,000   Parametric Technology Co.*                                609,180
      12,800   Symantec Corp.*                                           849,024
                                                                    ------------
                                                                    $  2,107,276
                                                                    ------------
               ELECTRONICS (INSTRUMENTATION) - 1.4%
      51,300   Waters Corp.*                                        $  1,987,875
                                                                    ------------
               ELECTRONICS (SEMICONDUCTORS) - 2.9%
     117,950   Adaptec, Inc.*                                       $  1,710,275
     145,300   Atmel Corp.*                                            1,070,861
      41,000   Cypress Semiconductor Corp.*                              817,130
      27,690   Roxio, Inc*                                               458,270
                                                                    ------------
                                                                    $  4,056,536
                                                                    ------------
               PHOTOGRAPHY/IMAGING - 2.4%
     153,900   Imation Corp.*                                       $  3,321,162
                                                                    ------------
               SERVICES (DATA PROCESSING) - 0.8%
      43,600   Equifax Inc.                                         $  1,052,940
                                                                    ------------
               TOTAL TECHNOLOGY                                     $ 20,835,727
                                                                    ------------
               TRANSPORTATION - 1.8%
               AIRLINES - 0.9%
      66,700   Southwest Airlines Co.                               $  1,232,616
                                                                    ------------
               RAILROADS - 0.9%
      25,600   Canadian National Railway Co.                        $  1,235,968
                                                                    ------------
               TOTAL TRANSPORTATION                                 $  2,468,584
                                                                    ------------
               UTILITIES - 5.8%
               ELECTRIC COMPANIES - 2.6%
      35,900   DPL, Inc.                                            $    864,472
      23,100   DTE Energy Co.                                            968,811
      18,000   Great Plains Energy, Inc.                                 453,600
      51,300   UtiliCorp United, Inc.                                  1,291,221
                                                                    ------------
                                                                    $  3,578,104
                                                                    ------------
               NATURAL GAS - 2.3%
      31,600   KeySpan Energy Corp.                                 $  1,094,940
      82,069   The Williams Co., Inc.                                  2,094,401
                                                                    ------------
                                                                    $  3,189,341
                                                                    ------------
               POWER PRODUCERS (INDEPENDENT) - 0.9%
      71,800   Calpine Corp.*                                       $  1,205,522
                                                                    ------------
               TOTAL UTILITIES                                      $  7,972,967
                                                                    ------------
               TOTAL COMMON STOCKS
               (Cost $120,873,703)                                  $138,251,816
                                                                    ============

*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO

SCHEDULE OF INVESTMENTS 12/31/01

      SHARES                                                               VALUE
               COMMON STOCKS - 100.0%
               FINANCIAL (DIVERSIFIED) - 0.7%
      18,200   Brookfield Properties Corp                            $   313,040
                                                                     -----------
               REAL ESTATE - 97.2%
      42,400   Apartment Investment & Management Co.                 $ 1,938,952
      28,000   AMB Property Corp.                                        728,000
      47,500   Arden Realty Group, Inc.                                1,258,750
      81,115   Archstone Communities Trust                             2,133,325
      26,400   Avalonbay Communities, Inc.                             1,248,984
      31,200   Brandywine Realty Trust                                   657,384
      14,000   BRE Properties, Inc.                                      433,440
      36,000   Boston Properties, Inc.                                 1,368,000
       5,900   CBL & Associates Properties                               185,850
       8,500   Chelsea Property Group, Inc.                              417,350
      28,000   Camden Property Trust                                   1,027,600
      25,000   Cousins Properties, Inc.                                  609,000
      52,500   Duke Realty Investments, Inc.                           1,277,325
     121,757   Equity Office Properties Trust                          3,662,451
      69,500   Equity Residential Property Trust                       1,995,345
      29,800   Essex Property Trust, Inc.                              1,472,418
       2,000   First Industrial Realty Trust, Inc.                        62,200
      31,000   General Growth Properties, Inc                          1,202,800
      19,500   Home Properties of NY, Inc.                               616,200
      83,090   Host Marriott Corp.                                       747,810
      30,000   Kimco Realty Corp.                                        980,700
      43,000   Innkeepers USA Trust                                      421,400
      50,000   Liberty Property Trust                                  1,492,500
      22,000   Lexington Corporate Properties Trust                      341,000
      17,400   The Macerich Co.                                          462,840
      10,500   Manufactured Home Communities, Inc.                       327,705
      49,000   Mission West Properties, Inc.                             623,280
      13,300   Parkway Properties, Inc.                                  441,560
      73,000   ProLogis Trust                                          1,570,230
      34,400   Pan Pacific Retail Properties, Inc.                       987,968
      61,500   Prentiss Properties Trust                               1,688,175
      45,000   Public Storage, Inc.                                    1,503,000
       1,615   Public Storage, Inc. (Depository Shares)                   43,912
      27,800   Reckson Associates Realty Corp.                           649,408
      11,000   Shurgard Storage Centers, Inc.                            352,000
      14,900   SL Green Realty Corp.                                     457,579
      13,100   Summit Properites, Inc.                                   327,762
      64,000   Simon DeBartolo Group, Inc.                             1,877,120
      14,700   Taubman Centers, Inc.                                     218,295
      38,500   United Dominion Realty Trust                              554,400
      28,000   Vornado Realty Trust                                    1,164,800
       7,700   Weingarten Realty Investors                               369,600
                                                                     -----------
                                                                     $39,898,418
                                                                     -----------
               REAL ESTATE COMPANIES - 2.1%
      54,100   Trizec Hahn Corp.                                     $   849,369
                                                                     -----------
               TOTAL COMMON STOCKS
               (Cost $36,335,080)                                    $41,060,827
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO

      SHARES                                                          VALUE
               COMMON STOCKS - 99.0%
               CAPITAL GOODS - 9.8%
               ELECTRICAL EQUIPMENT - 4.7%
      83,100   General Electric Co.                                  $ 3,330,648
                                                                     -----------
               MANUFACTURING (DIVERSIFIED) - 5.1%
      62,500   Tyco International Ltd.                               $ 3,681,250
                                                                     -----------
               TOTAL CAPITAL GOODS                                   $ 7,011,898
                                                                     -----------
               COMMUNICATION SERVICES - 4.5%
               CELLULAR/WIRELESS TELECOMMUNICATIONS - 2.3%
      77,100   Crown Castle International Corp.*                     $   823,428
      32,000   Vodafone Group Plc (A.D.R.)                               821,760
                                                                     -----------
                                                                     $ 1,645,188
                                                                     -----------
               TELEPHONE - 2.2%
      40,800   BellSouth Corp.                                       $ 1,556,520
                                                                     -----------
               TOTAL COMMUNICATION SERVICES                          $ 3,201,708
                                                                     -----------
               CONSUMER CYCLICALS - 5.4%
               RETAIL (BUILDING SUPPLIES) - 1.1%
      15,400   Home Depot, Inc.                                      $   785,554
                                                                     -----------
               RETAIL (GENERAL MERCHANDISE) - 2.7%
      33,500   Wal-Mart Stores, Inc.                                 $ 1,927,925
                                                                     -----------
               SERVICES (ADVERTISING/MARKETING) - 1.6%
      13,000   Omnicom Group                                         $ 1,161,550
                                                                     -----------
               TOTAL CONSUMER CYCLICALS                              $ 3,875,029
                                                                     -----------
               CONSUMER STAPLES - 18.3%
               BEVERAGES (ALCOHOLIC) - 2.5%
      40,000   Anheuser-Busch Companies, Inc.                        $ 1,808,400
                                                                     -----------
               BROADCASTING (CABLE/TELEVISION/RADIO) - 1.0%
      15,500   Cablevision Systems Corp.*                            $   735,475
                                                                     -----------
               ENTERTAINMENT - 1.8%
      39,500   AOL Time-Warner, Inc.*+                               $ 1,267,950
                                                                     -----------
               PERSONAL CARE - 6.5%
      69,464   Gillette Co.                                          $ 2,320,098
      38,600   Kimberly-Clark Corp.                                    2,308,280
                                                                     -----------
                                                                     $ 4,628,378
                                                                     -----------
               RETAIL (DRUG STORES) - 1.5%
      37,000   CVS Corp.                                             $ 1,095,200
                                                                     -----------
               RETAIL STORES (FOOD CHAINS) - 1.5%
      25,200   Safeway, Inc.*                                        $ 1,052,100
                                                                     -----------
               TOBACCO - 3.5%
      54,000   Philip Morris Co., Inc.                               $ 2,475,900
                                                                     -----------
               TOTAL CONSUMER STAPLES                                $13,063,403
                                                                     -----------
               ENERGY - 1.9%
               OIL (INTERNATIONAL INTEGRATED) - 1.9%
      33,900   Exxon Mobil Corp.                                     $ 1,332,270
                                                                     -----------
               TOTAL ENERGY                                          $ 1,332,270
                                                                     -----------
               FINANCIALS - 5.6%
               BANKS (MAJOR REGIONAL) - 2.4%
      33,000   State Street Corp.                                    $ 1,724,250
                                                                     -----------
               FINANCIAL (DIVERSIFIED) - 1.1%
      14,700   Citigroup, Inc.                                       $   742,056
                                                                     -----------
               INSURANCE (MULTI-LINE) - 2.1%
          20   Berkshire Hathaway, Inc.*                             $ 1,512,000
                                                                     -----------
               TOTAL FINANCIALS                                      $ 3,978,306
                                                                     -----------
               HEALTH CARE - 26.3%
               BIOTECHNOLOGY - 7.8%
      17,700   Amgen, Inc.*                                          $   998,988
      15,400   Biogen, Inc.*                                             883,190
      14,800   ImClone Systems, Inc.*                                    687,608
      70,731   Pharmacia Corp.                                         3,016,677
                                                                     -----------
                                                                     $ 5,586,463
                                                                     -----------
               HEALTH CARE (DIVERSIFIED) - 9.7%
      56,300   American Home Products Corp.                          $ 3,454,568
      32,700   Biovail Corp International                              1,839,375
      32,700   Bristol-Myers Squibb Co.                                1,667,700
                                                                     -----------
                                                                     $ 6,961,643
                                                                     -----------
               HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 6.7%
     119,918   Pfizer, Inc.                                          $ 4,778,732
                                                                     -----------
               HEALTH CARE (HOSPITAL MANAGEMENT) - 2.1%
      37,900   HCA The Health Care Company                           $ 1,460,666
                                                                     -----------
               TOTAL HEALTH CARE                                     $18,787,504
                                                                     -----------
               TECHNOLOGY - 26.2%
               COMMUNICATIONS EQUIPMENT - 3.8%
      67,300   American Tower Corp.*                                 $   637,331
     110,000   Lucent Technologies, Inc.                                 691,900
      56,000   Nokia Corp. (A.D.R.)                                    1,373,680
                                                                     -----------
                                                                     $ 2,702,911
                                                                     -----------
               COMPUTER (HARDWARE) - 5.2%
      94,300   Hewlett-Packard Co.                                   $ 1,936,922
       8,900   IBM Corp.                                               1,076,544
      59,900   Sun Microsystems, Inc.*                                   739,166
                                                                     -----------
                                                                     $ 3,752,632
                                                                     -----------
               COMPUTERS (PERIPHERALS) - 3.4%
      96,700   EMC Corp.*                                            $ 1,299,648
      18,900   Lexmark International Group, Inc.*                      1,115,100
                                                                     -----------
                                                                     $ 2,414,748
                                                                     -----------
               COMPUTERS (SOFTWARE & SERVICES) - 9.5%
      41,600   Adobe Systems, Inc.                                   $ 1,291,680
      28,500   Check Point Software Technologies Ltd.*                 1,136,865
      66,000   Microsoft Corp.*                                        4,373,820
                                                                     -----------
                                                                     $ 6,802,365
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                               VALUE
               ELECTRONICS (SEMICONDUCTORS) - 3.7%
      59,400   Intel Corp.                                           $ 1,868,130
      26,800   Texas Instruments, Inc.                                   750,400
                                                                     -----------
                                                                     $ 2,618,530
                                                                     -----------
               SERVICES (DATA PROCESSING) - 0.6%
       6,700   Electronic Data Systems Corp.                         $   459,285
                                                                     -----------
               TOTAL TECHNOLOGY                                      $18,750,471
                                                                     -----------
               UTILITIES - 1.0%
               POWER PRODUCERS (INDEPENDENT) - 1.0%
      44,500   Calpine Corp.*                                        $   747,155
                                                                     -----------
               TOTAL UTILITIES                                       $   747,155
                                                                     -----------
               TOTAL COMMON STOCKS
               (Cost $77,827,469)                                    $70,747,744
                                                                     -----------
               EXCHANGE TRADED FUND - 1.0%
      18,500   Nasdaq-100 Index Traded Stock                         $   719,835
                                                                     -----------
               TOTAL EXCHANGE TRADED FUND
               (Cost $739,942)                                       $   719,835
                                                                     -----------
               TOTAL INVESTMENT IN SECURITIES
               (Cost $78,567,411)                                    $71,467,579
                                                                     ===========

*     Non-income producing security.
+ A portion of this investment has been pledged to cover margin requirements for futures contracts.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO

      SHARES                                                               VALUE
               COMMON STOCKS - 100.0%
               BASIC MATERIALS - 4.4%
               ALUMINUM - 0.9%
      52,200   Alcoa, Inc.                                          $  1,855,710
                                                                    ------------
               CHEMICALS - 1.1%
      11,500   Air Products & Chemicals, Inc.                       $    539,465
      27,354   E.I. du Pont de Nemours and Co.                         1,162,819
      16,500   Dow Chemical Co.                                          557,370
                                                                    ------------
                                                                    $  2,259,654
                                                                    ------------
               CHEMICALS (DIVERSIFIED) - 0.3%
      11,500   PPG Industries, Inc.                                 $    594,780
                                                                    ------------
               GOLD & PRECIOUS METALS MINING - 0.3%
      36,600   Newmont Mining Corp.                                 $    699,426
                                                                    ------------
               METALS MINING - 1.2%
      24,000   Phelps Dodge Corp.                                   $    777,600
      87,500   Rio Tinto Plc.                                          1,685,444
                                                                    ------------
                                                                    $  2,463,044
                                                                    ------------
               PAPER & FOREST PRODUCTS - 0.6%
      41,000   Mead Corp.                                           $  1,266,490
                                                                    ------------
               TOTAL BASIC MATERIALS                                $  9,139,104
                                                                    ------------
               CAPITAL GOODS - 7.0%
               AEROSPACE/DEFENSE - 1.2%
      18,100   Boeing Co.                                           $    701,918
      22,800   General Dynamics Corp.                                  1,815,792
                                                                    ------------
                                                                    $  2,517,710
                                                                    ------------
               ELECTRICAL EQUIPMENT - 0.5%
      14,000   Emerson Electric Co.                                 $    799,400
       7,900   General Electric Co.                                      316,632
                                                                    ------------
                                                                    $  1,116,032
                                                                    ------------
               MACHINERY (DIVERSIFIED) - 1.8%
      25,500   Caterpillar, Inc.                                    $  1,332,375
      35,000   Deere & Co.                                             1,528,100
      18,900   Ingersoll-Rand Co.                                        790,209
                                                                    ------------
                                                                    $  3,650,684
                                                                    ------------
               MANUFACTURING (DIVERSIFIED) - 2.1%
      16,100   Illinois Tool Works, Inc.                            $  1,090,292
      15,500   Johnson Controls, Inc.                                  1,251,625
       3,000   Minnesota Mining and Manufacturing Co.                    354,630
      25,000   United Technologies Corp.                               1,615,750
                                                                    ------------
                                                                    $  4,312,297
                                                                    ------------
               MANUFACTURING (SPECIALIZED) - 0.3%
      17,300   Diebold, Inc.                                        $    699,612
                                                                    ------------
               OFFICE EQUIPMENT & SUPPLIES - 0.6%
      35,600   Canon, Inc. (A.D.R.)                                 $  1,248,136
                                                                    ------------
               TRUCKS & PARTS - 0.5%
      15,700   Paccar, Inc.                                         $  1,030,234
                                                                    ------------
               TOTAL CAPITAL GOODS                                  $ 14,574,705
                                                                    ------------
               COMMUNICATION - 7.7%
               TELECOMMUNICATIONS (LONG DISTANCE) - 0.6%
      58,500   Sprint Corp.- FON Group                              $  1,174,680
                                                                    ------------
               TELEPHONE - 7.1%
      14,123   Alltel Corp.                                         $    871,813
      82,600   BellSouth Corp.                                         3,151,190
      75,541   Qwest Communications
               International, Inc.                                     1,067,394
     130,076   SBC Communications, Inc.                                5,095,077
      97,788   Verizon Communications, Inc.                            4,641,018
                                                                    ------------
                                                                    $ 14,826,492
                                                                    ------------
               TOTAL COMMUNICATION                                  $ 16,001,172
                                                                    ------------
               CONSUMER CYCLICALS - 13.3%
               AUTOMOBILES - 1.5%
     117,127   Ford Motor Corp.                                     $  1,841,236
      28,000   General Motors Corp.                                    1,360,800
                                                                    ------------
                                                                    $  3,202,036
                                                                    ------------
               HOUSEHOLD FURN. & APPLIANCES - 0.4%
      21,000   Sony Corp (A.D.R.)                                   $    947,100
                                                                    ------------
               PUBLISHING - 2.5%
     101,000   John Wiley & Sons, Inc.                              $  2,326,030
      46,100   McGraw-Hill Co., Inc.                                   2,811,178
                                                                    ------------
                                                                    $  5,137,208
                                                                    ------------
               PUBLISHING (NEWSPAPERS) - 1.7%
      13,300   Dow Jones & Co., Inc.                                $    727,909
      40,800   Gannett Co.                                             2,742,984
                                                                    ------------
                                                                    $  3,470,893
                                                                    ------------
               RETAIL (BUILDING SUPPLIES) - 0.7%
      30,000   Lowe's Companies, Inc.                               $  1,392,300
                                                                    ------------
               RETAIL (COMPUTERS & ELECTRONICS) - 0.2%
       5,200   Best Buy Co., Inc.*                                  $    387,296
                                                                    ------------
               RETAIL (DEPT STORES) - 1.7%
      34,000   Kohl's Corp.*                                        $  2,394,960
      28,900   May Department Stores Co.                               1,068,722
                                                                    ------------
                                                                    $  3,463,682
                                                                    ------------
               RETAIL (DISCOUNTERS) - 0.3%
      47,418   Dollar General Corp.                                 $    706,528
                                                                    ------------
               RETAIL (GENERAL MERCHANDISE) - 2.4%
      79,800   Target Corp.                                         $  3,275,790
      30,300   Wal-Mart Stores, Inc.                                   1,743,765
                                                                    ------------
                                                                    $  5,019,555
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                               VALUE
               RETAIL (SPECIALTY) - 0.2%
      13,000   Barnes & Noble, Inc.*                                $    384,800
                                                                    ------------
               RETAIL (SPECIALTY-APPAREL) - 0.2%
      33,300   Gap Inc.                                             $    464,202
                                                                    ------------
               SERVICES (ADVERTISING/MARKETING) - 1.5%
      28,000   The Interpublic Group of
               Companies, Inc.                                      $    827,120
      25,100   Omnicom Group                                           2,242,685
                                                                    ------------
                                                                    $  3,069,805
                                                                    ------------
               TOTAL CONSUMER CYCLICALS                             $ 27,645,405
                                                                    ------------
               CONSUMER STAPLES - 10.5%
               BEVERAGES (NON-ALCOHOLIC) - 0.9%
      40,100   PepsiCo, Inc.                                        $  1,952,469
                                                                    ------------
               DISTRIBUTORS (FOOD & HEALTH) - 0.7%
      51,600   Sysco Corp.                                          $  1,352,952
                                                                    ------------
               ENTERTAINMENT - 0.8%
      11,700   AOL Time - Warner, Inc.*                             $    375,570
      29,619   Viacom, Inc. (Class B) (Non-voting)*                    1,307,679
                                                                    ------------
                                                                    $  1,683,249
                                                                    ------------
               FOODS - 3.3%
      41,200   Campbell Soup Co.                                    $  1,230,644
      27,600   General Mills, Inc.                                     1,435,476
      38,200   H.J. Heinz Co., Inc.                                    1,570,784
      17,000   Hershey Foods Corp.                                     1,150,900
      69,900   Sara Lee Corp.                                          1,553,877
                                                                    ------------
                                                                    $  6,941,681
                                                                    ------------
               HOUSEHOLD PRODUCTS (NON-DURABLES) - 2.1%
      40,500   Colgate-Palmolive Co.                                $  2,338,875
      26,800   Procter & Gamble Co.                                    2,120,684
                                                                    ------------
                                                                    $  4,459,559
                                                                    ------------
               RETAIL (DRUG STORES) - 1.7%
      19,400   CVS Corp.                                            $    574,240
      85,300   Walgreen Co.                                            2,871,198
                                                                    ------------
                                                                    $  3,445,438
                                                                    ------------
               RETAIL STORES (FOOD CHAINS) - 0.3%
      17,300   Safeway, Inc.*                                       $    722,275
                                                                    ------------
               SERVICES (EMPLOYMENT) - 0.7%
      58,200   Robert Half International Inc*                       $  1,553,940
                                                                    ------------
               TOTAL CONSUMER STAPLES                               $ 22,111,563
                                                                    ------------
               ENERGY - 8.2%
               OIL & GAS (DRILLING & EQUIPMENT) - 1.0%
      15,929   Transocean Offshore Inc.                             $    538,719
      15,900   Smith International, Inc.*                                852,558
      14,100   Schlumberger Ltd.                                         774,795
                                                                    ------------
                                                                    $  2,166,072
                                                                    ------------
               OIL (DOMESTIC INTEGRATED) - 1.0%
      39,950   Conoco, Inc.                                         $  1,130,585
      20,000   Shell Transport & Trading Co. (A.D.R.)                    829,000
                                                                    ------------
                                                                    $  1,959,585
                                                                    ------------
               OIL (INTERNATIONAL INTEGRATED) - 6.2%
      54,864   BP Amoco Plc (A.D.R.)                                $  2,551,725
      66,749   ChevronTexaco Corp.                                     5,981,378
      17,000   Royal Dutch Petroleum Co.                                 833,340
      90,268   Exxon Mobil Corp.                                       3,547,532
                                                                    ------------
                                                                    $ 12,913,975
                                                                    ------------
               TOTAL ENERGY                                         $ 17,039,632
                                                                    ------------
               FINANCIALS - 13.6%
               BANKS (MAJOR REGIONAL) - 5.1%
      70,200   The Bank of New York Co., Inc.                       $  2,864,160
      15,950   Huntington Bancshares, Inc.                               274,181
      53,700   Mellon Bank Corp.                                       2,020,194
      81,000   National City Corp.                                     2,368,440
      47,100   State Street Corp.                                      2,460,975
      15,000   Wells Fargo & Co.                                         651,750
                                                                    ------------
                                                                    $ 10,639,700
                                                                    ------------
               BANKS (MONEY CENTER) - 0.0%
           3   UBS AG*                                              $        150
                                                                    ------------
               BANKS (REGIONAL) - 0.8%
      21,500   First Tennessee National Corp.                       $    779,590
      15,400   Zions Bancorporation                                      809,732
                                                                    ------------
                                                                    $  1,589,322
                                                                    ------------
               FINANCIAL (DIVERSIFIED) - 1.1%
      24,500   Citigroup, Inc.                                      $  1,236,760
      19,400   Morgan Stanley, Dean Witter and Co.                     1,085,236
                                                                    ------------
                                                                    $  2,321,996
                                                                    ------------
               INSURANCE (MULTI-LINE) - 0.9%
      24,730   American International Group, Inc.                   $  1,963,562
                                                                    ------------
               INSURANCE (PROPERTY-CASUALTY) - 1.9%
      34,800   Chubb Corp.                                          $  2,401,200
       2,000   Partnerre Ltd.                                            108,000
      20,900   Safeco Corp.                                              651,035
      17,400   St. Paul Companies, Inc.                                  765,078
                                                                    ------------
                                                                    $  3,925,313
                                                                    ------------
               INSURANCE BROKERS - 1.1%
      21,150   Marsh & McLennan Co., Inc.                           $  2,272,568
                                                                    ------------
               INVESTMENT BANK/BROKERAGE - 0.9%
      37,500   Merrill Lynch & Co., Inc.                            $  1,954,500
                                                                    ------------
               INVESTMENT MANAGEMENT - 1.4%
      26,250   Federated Investors Inc.                             $    836,850
      59,500   T. Rowe Price Associates, Inc.                          2,066,435
                                                                    ------------
                                                                    $  2,903,285
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                               VALUE
               SAVINGS & LOAN COMPANIES - 0.4%
      23,786   Washington Mutual, Inc.                              $    777,802
                                                                    ------------
               TOTAL FINANCIALS                                     $ 28,348,198
                                                                    ------------
               HEALTH CARE - 11.4%
               HEALTH CARE (DIVERSIFIED) - 3.7%
      36,200   Abbott Laboratories                                  $  2,018,150
      49,500   Bristol-Myers Squibb Co.                                2,524,500
      54,400   Johnson & Johnson                                       3,215,040
                                                                    ------------
                                                                    $  7,757,690
                                                                    ------------
               HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 7.0%
      42,788   GlaxoSmithKline Plc                                  $  2,131,698
      21,400   Eli Lilly & Co.                                         1,680,756
      41,900   Merck & Co., Inc.                                       2,463,720
      12,000   Novartis AG (A.D.R.)                                      438,000
      44,100   Pfizer, Inc.                                            1,757,385
      10,600   Roche Holdings*                                           757,900
     149,800   Schering-Plough Corp.                                   5,364,338
                                                                    ------------
                                                                    $ 14,593,797
                                                                    ------------
               HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.7%
      44,400   Becton, Dickinson & Co.                              $  1,471,860
                                                                    ------------
               TOTAL HEALTH CARE                                    $ 23,823,347
                                                                    ------------
               TECHNOLOGY - 18.9%
               COMMUNICATIONS EQUIPMENT - 1.8%
      65,600   Telefonaktiebolaget LM Ericsson (A.D.R.)             $    342,432
      71,100   Corning, Inc.*                                            634,212
     127,800   Motorola, Inc.                                          1,919,556
      36,500   Nokia Corp. (A.D.R.)                                      895,345
                                                                    ------------
                                                                    $  3,791,545
                                                                    ------------
               COMPUTER (HARDWARE) - 4.7%
     101,500   Compaq Computer Corp.                                $    990,640
      23,500   Dell Computer Corp.*                                      638,730
      87,400   Hewlett-Packard Co.                                     1,795,196
      47,700   IBM Corp.                                               5,769,792
      53,000   Sun Microsystems, Inc.*                                   654,020
                                                                    ------------
                                                                    $  9,848,378
                                                                    ------------
               COMPUTERS (SOFTWARE & SERVICES) - 3.4%
      27,200   Adobe Systems, Inc.                                  $    844,560
      36,450   BMC Software, Inc.*                                       596,687
      43,800   Microsoft Corp.*                                        2,902,626
      14,000   Oracle Corp.*                                             193,340
      16,500   Peoplesoft Inc*                                           663,300
      31,300   Synopsys, Inc.*                                         1,848,891
                                                                    ------------
                                                                    $  7,049,404
                                                                    ------------
               ELECTRONICS (INSTRUMENTATION) - 0.6%
      12,090   Agilent Technologies Inc.*                           $    344,686
      23,600   Veeco Instruments, Inc.*                                  850,780
                                                                    ------------
                                                                    $  1,195,466
                                                                    ------------
               ELECTRONICS (SEMICONDUCTORS) - 3.4%
      42,800   Altera Corp.*                                        $    908,216
      95,700   Intel Corp.                                             3,009,765
      25,500   Micrel Inc.*                                              668,865
      86,300   Texas Instruments, Inc.                                 2,416,400
                                                                    ------------
                                                                    $  7,003,246
                                                                    ------------
               EQUIPMENT (SEMICONDUCTOR) - 1.5%
      40,800   Applied Materials, Inc.*                             $  1,636,080
      28,800   Novellus Systems, Inc.*                                 1,136,160
      21,000   Taiwan Semiconductor
               Manufacturing Co. (A.D.R.)*                               360,570
                                                                    ------------
                                                                    $  3,132,810
               PHOTOGRAPHY/IMAGING - 0.6%
      46,100   Eastman Kodak Co.                                    $  1,356,723
                                                                    ------------
               SERVICES (COMPUTER SYSTEMS) - 0.7%
      28,700   Computer Sciences Corp.*                             $  1,405,726
                                                                    ------------
               SERVICES (DATA PROCESSING) - 2.2%
      29,800   Automatic Data Processing, Inc.                      $  1,755,220
      16,400   DST Systems, Inc.*                                        817,540
      18,300   Electronic Data Systems Corp.                           1,254,465
      20,250   Fiserv, Inc.*                                             856,980
                                                                    ------------
                                                                    $  4,684,205
                                                                    ------------
               TOTAL TECHNOLOGY                                     $ 39,467,503
                                                                    ------------
               TRANSPORTATION - 2.6%
               AIRLINES - 0.9%
      98,300   Southwest Airlines Co.                               $  1,816,584
                                                                    ------------
               RAILROADS - 1.7%
      30,400   Burlington Northern, Inc.                            $    867,312
     110,700   Norfolk Southern Corp.                                  2,029,131
      12,700   Union Pacific Corp.                                       723,900
                                                                    ------------
                                                                    $  3,620,343
                                                                    ------------
               TOTAL TRANSPORTATION                                 $  5,436,927
                                                                    ------------
               UTILITIES - 2.4%
               ELECTRIC COMPANIES - 1.5%
      20,300   American Electric Power Co., Inc.*                   $    883,659
      38,100   Allegheny Energy, Inc.                                  1,379,982
      35,100   DPL, Inc.                                                 845,208
                                                                    ------------
                                                                    $  3,108,849
                                                                    ------------
               NATURAL GAS - 0.5%
      17,000   KeySpan Energy Corp.                                 $    589,050
      23,500   Vectren Corp.                                             563,530
                                                                    ------------
                                                                    $  1,152,580
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS 13/31/01

      SHARES                                                               VALUE
               WATER UTILITIES - 0.4%
      18,700   American Water Works Co., Inc.                       $    780,724
                                                                    ------------
               TOTAL UTILITIES                                      $  5,042,153
                                                                    ------------
               TOTAL COMMON STOCK
               (Cost $208,507,325)                                  $208,629,709
                                                                    ============

*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO

      SHARES                                                               VALUE
               CONVERTIBLE PREFERRED STOCKS- 2.5%
               CONSUMER STAPLES - 0.8%
               BROADCASTING (CABLE/TELEVISION/RADIO) - 0.8%
      27,000   Cox Communication Income Pride,
               7.00%, 08/16/02                                      $  1,489,590
                                                                    ------------
               TOTAL CONSUMER STAPLES                               $  1,489,590
                                                                    ------------
               TECHNOLOGY - 0.6%
               SERVICES (DATA PROCESSING) - 0.6%
      17,000   Electronic Data, 7.625%, 8/17/04                     $    956,250
                                                                    ------------
               TOTAL TECHNOLOGY                                     $    956,250
                                                                    ------------
               TRANSPORTATION - 1.1%
               RAILROADS - 1.1%
      27,000   Union Pacific Cap Trust, 6.25%
               04/01/28 (144A)                                      $  1,282,500
      15,300   Union Pacific Cap Trust,
               6.25%, 4/01/28                                            726,750
                                                                    ------------
                                                                    $  2,009,250
                                                                    ------------
               TOTAL TRANSPORTATION                                 $  2,009,250
                                                                    ------------
               TOTAL CONVERTIBLE PREFERRED STOCKS
               (Cost $4,244,217)                                    $  4,455,090
                                                                    ------------
               COMMON STOCKS - 97.5%
               BASIC MATERIALS - 3.4%
               CHEMICALS - 1.7%
      23,000   Air Products & Chemicals, Inc.                       $  1,078,930
      23,000   Dow Chemical Co.                                          776,940
      26,441   E.I. du Pont de Nemours and Co.                         1,124,007
                                                                    ------------
                                                                    $  2,979,877
                                                                    ------------
               CHEMICALS (DIVERSIFIED) - 0.7%
      23,000   PPG Industries, Inc.                                 $  1,189,560
                                                                    ------------
               IRON & STEEL - 0.6%
      19,000   Nucor Corp.                                          $  1,002,440
      15,450   Roanoke Electric Steel Corp.                              213,210
                                                                    ------------
                                                                    $  1,215,650
                                                                    ------------
               PAPER & FOREST PRODUCTS - 0.4%
      25,000   Mead Corp.                                           $    772,250
                                                                    ------------
               TOTAL BASIC MATERIALS                                $  6,157,337
                                                                    ------------
               CAPITAL GOODS - 8.6%
               AEROSPACE/DEFENSE - 0.9%
      25,000   Boeing Co.                                           $    969,500
       8,500   General Dynamics Corp.                                    676,940
                                                                    ------------
                                                                    $  1,646,440
                                                                    ------------
               ELECTRICAL EQUIPMENT - 0.7%
      23,000   Emerson Electric Co.                                 $  1,313,300
                                                                    ------------
               MACHINERY (DIVERSIFIED) - 1.3%
       7,000   Gorman-Rupp Co.                                      $    187,950
      35,000   Ingersoll-Rand Co.                                      1,463,350
      35,000   The Timken Co.                                            566,300
                                                                    ------------
                                                                    $  2,217,600
                                                                    ------------
               MANUFACTURING (DIVERSIFIED) - 2.5%
      10,000   Illinois Tool Works, Inc.                            $    677,200
      26,000   Johnson Controls, Inc.                                  2,099,500
       7,500   Minnesota Mining and Manufacturing Co.                    886,575
      12,500   United Technologies Corp.                                 807,875
                                                                    ------------
                                                                    $  4,471,150
                                                                    ------------
               MANUFACTURING (SPECIALIZED) - 0.6%
      26,400   Diebold, Inc.                                        $  1,067,616
                                                                    ------------
               TRUCKS & PARTS - 2.6%
      70,500   Paccar, Inc.                                         $  4,626,210
                                                                    ------------
               TOTAL CAPITAL GOODS                                  $ 15,342,316
                                                                    ------------
               COMMUNICATION SERVICES - 10.4%
               TELECOMMUNICATIONS (LONG DISTANCE) - 0.9%
      78,000   Sprint Corp.                                         $  1,566,240
                                                                    ------------
               TELEPHONE - 9.5%
      31,944   Alltel Corp.                                         $  1,971,903
      92,400   BellSouth Corp.                                         3,525,060
     159,331   SBC Communications, Inc.                                6,240,995
     110,770   Verizon Communications, Inc.                            5,257,144
                                                                    ------------
                                                                    $ 16,995,102
                                                                    ------------
               TOTAL COMMUNICATION                                  $ 18,561,342
                                                                    ------------
               CONSUMER CYCLICALS - 5.0%
               AUTOMOBILES - 2.3%
     117,460   Ford Motor Corp.                                     $  1,846,471
      45,000   General Motors Corp.                                    2,187,000
                                                                    ------------
                                                                    $  4,033,471
                                                                    ------------
               PUBLISHING - 1.4%
      39,200   McGraw-Hill Co., Inc.                                $  2,390,416
                                                                    ------------
               PUBLISHING (NEWSPAPERS) - 0.4%
      17,000   Tribune Co.                                          $    636,310
                                                                    ------------
               RETAIL (DEPARTMENT STORES) - 0.2%
      10,825   May Department Stores Co.                            $    400,309
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                               VALUE
               RETAIL (GENERAL MERCHANDISE) - 0.3%
      12,000   Sears, Roebuck and Co.                               $    571,680
                                                                    ------------
               SERVICES (ADVERTISING/MARKETING) - 0.4%
      26,700   The Interpublic Group of Companies, Inc.             $    788,718
                                                                    ------------
               TOTAL CONSUMER CYCLICALS                             $  8,820,904
                                                                    ------------
               CONSUMER STAPLES - 7.8%
               BEVERAGES (NON-ALCOHOLIC) - 1.5%
      54,800   PepsiCo, Inc.                                        $  2,668,212
                                                                    ------------
               ENTERTAINMENT - 1.7%
     122,200   Cedar Fair, L.P.                                     $  3,029,338
                                                                    ------------
               FOODS - 3.4%
      42,800   Campbell Soup Co.                                    $  1,278,436
      25,000   General Mills, Inc.                                     1,300,250
      62,100   H.J. Heinz Co., Inc.                                    2,553,552
      43,000   Sara Lee Corp.                                            955,890
                                                                    ------------
                                                                    $  6,088,128
                                                                    ------------
               HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.2%
      38,000   Colgate-Palmolive Co.                                $  2,194,500
                                                                    ------------
               TOTAL CONSUMER STAPLES                               $ 13,980,178
                                                                    ------------
               ENERGY - 11.8%
               OIL (DOMESTIC INTEGRATED) - 3.6%
     125,919   Conoco, Inc.                                         $  3,563,508
      47,000   Phillips Petroleum Co.                                  2,832,220
                                                                    ------------
                                                                    $  6,395,728
                                                                    ------------
               OIL (INTERNATIONAL INTEGRATED) - 8.2%
      94,175   ChevronTexaco Corp.                                  $  8,439,022
     155,966   Exxon Mobil Corp.                                       6,129,464
                                                                    ------------
                                                                    $ 14,568,486
                                                                    ------------
               TOTAL ENERGY                                         $ 20,964,214
                                                                    ------------
               FINANCIALS - 19.7%
               BANKS (MAJOR REGIONAL) - 19.7%
      68,249   Fifth Third Bancorp                                  $  4,202,773
      84,400   Mellon Bank Corp.                                       3,175,128
      84,500   National City Corp.                                     2,470,780
      70,800   SouthTrust Corp.                                        1,746,636
      49,913   Wells Fargo  & Co.                                      2,168,720
                                                                    ------------
                                                                    $ 13,764,037
                                                                    ------------
               BANKS (REGIONAL) - 1.2%
      58,700   First Tennessee National Corp.                       $  2,128,462
                                                                    ------------
               INSURANCE (PROPERTY-CASUALTY) - 3.4%
      39,000   Chubb Corp.                                          $  2,691,000
      35,000   Safeco Corp.                                            1,090,250
      51,200   St. Paul Companies, Inc.                                2,251,264
                                                                    ------------
                                                                    $  6,032,514
                                                                    ------------
               INVESTMENT BANK/BROKERAGE - 1.8%
      40,500   A.G. Edwards, Inc.                                   $  1,788,885
      29,000   Merrill Lynch & Co., Inc.                               1,511,480
                                                                    ------------
                                                                    $  3,300,365
                                                                    ------------
               INVESTMENT MANAGEMENT - 4.2%
      81,200   Alliance Capital Management L.P.                     $  3,923,584
      16,000   Eaton Vance Corp.                                         568,800
      86,700   T. Rowe Price Associates, Inc.                          3,011,091
                                                                    ------------
                                                                    $  7,503,475
                                                                    ------------
               REAL ESTATE - 1.0%
      57,000   Equity Office Properties Trust                       $  1,714,560
                                                                    ------------
               SAVINGS & LOAN COMPANIES - 0.4%
      23,000   Washington Mutual, Inc.                              $    752,100
                                                                    ------------
               TOTAL FINANCIALS                                     $ 35,195,513
                                                                    ------------
               HEALTH CARE - 11.0%
               HEALTH CARE (DIVERSIFIED) - 5.4%
      82,600   Abbott Laboratories                                  $  4,604,950
      45,800   Bristol-Myers Squibb Co.                                2,335,800
      47,000   Johnson & Johnson                                       2,777,700
                                                                    ------------
                                                                    $  9,718,450
                                                                    ------------
               HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 4.9%
      12,000   Eli Lilly & Co.                                      $    942,480
      45,300   Merck & Co., Inc.                                       2,663,640
     143,400   Schering-Plough Corp.                                   5,135,154
                                                                    ------------
                                                                    $  8,741,274
                                                                    ------------
               HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.7%
      37,000   Becton, Dickinson & Co.                              $  1,226,550
                                                                    ------------
               TOTAL HEALTH CARE                                    $ 19,686,274
                                                                    ------------
               TECHNOLOGY - 2.2%
               COMPUTER (HARDWARE) - 1.8%
       6,500   Hewlett-Packard Co.                                  $    133,510
      25,900   IBM Corp.                                               3,132,864
                                                                    ------------
                                                                    $  3,266,374
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                               VALUE
               PHOTOGRAPHY/IMAGING - 0.4%
      24,400   Eastman Kodak Co.                                    $    718,092
                                                                    ------------
               TOTAL TECHNOLOGY                                     $  3,984,466
                                                                    ------------
               TRANSPORTATION - 1.0%
               RAILROADS - 1.0%
      25,700   Burlington Northern, Inc.                            $    733,221
      41,200   Norfolk Southern Corp.                                    755,196
      15,000   Philadelphia Suburban Corp.                               338,250
                                                                    ------------
                                                                    $  1,826,667
                                                                    ------------
               TOTAL TRANSPORTATION                                 $  1,826,667
                                                                    ------------
               UTILITIES - 16.6%
               ELECTRIC COMPANIES - 10.6%
      53,000   American Electric Power Co., Inc.                    $  2,307,090
      73,000   Allegheny Energy, Inc.                                  2,644,060
     136,000   Constellation Energy Group                              3,610,800
      80,300   DPL, Inc.                                               1,933,624
     100,000   Duke Energy Corp.                                       3,926,000
      87,000   Great Plains Energy, Inc.                               2,192,400
      50,000   NSTAR                                                   2,242,500
                                                                    ------------
                                                                    $ 18,856,474
                                                                    ------------
               NATURAL GAS - 5.0%
      49,200   NICOR, Inc.                                          $  2,048,688
      99,600   KeySpan Energy Corp.                                    3,451,140
     100,600   Questar Corp.                                           2,520,030
      33,200   Vectren Corp.                                             796,136
                                                                    ------------
                                                                    $  8,815,994
                                                                    ------------
               POWER PRODUCERS (INDEPENDENT) - 0.3%
      25,000   Consol Energy Inc.                                   $    621,000
                                                                    ------------
               WATER UTILITIES - 0.7%
      32,000   American Water Works Co., Inc.                       $  1,336,000
                                                                    ------------
               TOTAL UTILITIES                                      $ 29,629,468
                                                                    ------------
               TOTAL COMMON STOCKS
               (Cost $145,677,855)                                  $174,148,679
                                                                    ------------
               TOTAL INVESTMENT IN SECURITIES
               (Cost $149,922,072)                                  $178,603,769
                                                                    ============

*     Non-income producing security.
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from regisration. At December 31, 2001, the value of these securities amounted to $1,282,500 or 0.70% of total net assets.

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO
FINANCIAL HIGHLIGHTS 12/31/01

                                                                YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
CLASS I                                                          12/31/01     12/31/00     12/31/99     12/31/98    12/31/1997
Net asset value, beginning of year                               $  17.79     $  16.26     $  14.49     $  16.15     $  13.05
                                                                 --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $   0.07     $   0.13     $   0.13     $   0.12     $   0.12
   Net realized and unrealized gain (loss) on investments            1.06         2.62         1.77        (0.65)        3.09
                                                                 --------     --------     --------     --------     --------
     Net increase (decrease) from investment operations          $   1.13     $   2.75     $   1.90     $  (0.53)    $   3.21
Distributions to shareowners:
   Net investment income                                            (0.10)       (0.13)       (0.13)       (0.10)          --
   Net realized gain                                                (1.47)       (1.09)          --        (1.03)       (0.11)
                                                                 --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                       $  (1.57)    $   1.53     $   1.77     $  (1.66)    $   3.10
                                                                 --------     --------     --------     --------     --------
Net asset value, end of year                                     $  17.35     $  17.79     $  16.26     $  14.49     $  16.15
                                                                 ========     ========     ========     ========     ========
Total return*                                                        6.49%       18.00%       13.13%       (4.02)%      24.69%
Ratio of net expenses to average net assets+                         0.79%        0.76%        0.76%        0.74%        0.80%
Ratio of net investment income (loss) to average net assets+         0.45%        0.63%        0.77%        0.90%        1.02%
Portfolio turnover rate                                                95%          85%          91%          81%          50%
Net assets, end of year (in thousands)                           $128,340     $111,466     $120,526     $113,359     $105,476
Ratio assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      0.79%        0.77%        0.76%        0.74%        0.80%
   Net investment income (loss)                                      0.45%        0.63%        0.77%        0.90%        1.02%
Ratio assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                      0.79%        0.77%        0.76%        0.74%        0.79%
   Net investment income (loss)                                      0.45%        0.63%        0.77%        0.90%        1.03%

                                                                                   YEAR ENDED      5/1/00 TO
CLASS II                                                                            12/31/01       12/31/00
Net asset value, beginning of period                                                $ 17.75         $16.89
                                                                                    -------         ------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                     $  0.14         $ 0.07
   Net realized and unrealized gain (loss) on investments                              0.94           2.01
                                                                                    -------         ------
     Net increase (decrease) from investment operations                             $  1.08         $ 2.08
Distributions to shareowners:
   Net investment income                                                              (0.08)         (0.13)
   Net realized gain                                                                  (1.47)         (1.09)
                                                                                    -------         ------
Net increase (decrease) in net asset value                                          $ (0.47)        $ 0.86
                                                                                    -------         ------
Net asset value, end of period                                                      $ 17.28         $17.75
                                                                                    =======         ======
Total return*                                                                          6.22%         13.35%
Ratio of net expenses to average net assets+                                           1.11%          1.01%**
Ratio of net investment income (loss) to average net assets+                           0.10%          0.37%**
Portfolio turnover rate                                                                  95%            85%**
Net assets, end of period (in thousands)                                            $10,195         $1,943
Ratio assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                        1.11%          1.01%**
   Net investment income (loss)                                                        0.10%          0.37%**
Ratio assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                        1.11%          1.01%**
   Net investment income (loss)                                                        0.10%          0.37%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO
FINANCIAL HIGHLIGHTS 12/31/01

                                                                YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
CLASS I                                                          12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
Net asset value, beginning of year                               $ 14.42       $ 11.73       $ 13.07       $ 16.90       $ 14.46
                                                                 -------       -------       -------       -------       -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $  0.68       $  0.71       $  0.66       $  0.60       $  0.47
   Net realized and unrealized gain (loss) on investments           0.40          2.67         (1.20)        (3.72)         2.54
                                                                 -------       -------       -------       -------       -------
     Net increase (decrease) from investment operations          $  1.08       $  3.38       $ (0.54)      $ (3.12)      $  3.01
Distributions to shareowners:
   Net investment income                                           (0.56)        (0.59)        (0.60)        (0.56)        (0.45)
   Net realized gain                                                  --            --         (0.12)        (0.15)        (0.12)
   Tax return of capital                                           (0.17)        (0.10)        (0.08)           --            --
                                                                 -------       -------       -------       -------       -------
Net increase (decrease) in net asset value                       $  0.35       $  2.69       $ (1.34)      $ (3.83)      $  2.44
                                                                 -------       -------       -------       -------       -------
Net asset value, end of year                                     $ 14.77       $ 14.42       $ 11.73       $ 13.07       $ 16.90
                                                                 =======       =======       =======       =======       =======
Total return*                                                       7.80%        29.51%        (4.17)%      (18.74)%       21.16%
Ratio of net expenses to average net assets+                        1.16%         1.10%         1.15%         1.19%         1.25%
Ratio of net investment income (loss) to average net assets+        4.71%         5.02%         5.07%         4.06%         3.16%
Portfolio turnover rate                                               34%           31%           54%           18%           28%
Net assets, end of year (in thousands)                           $33,026       $32,982       $28,318       $35,579       $42,187
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                     1.16%         1.10%         1.30%         1.20%         1.37%
   Net investment income (loss)                                     4.71%         5.02%         4.92%         4.05%         3.04%
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                     1.16%         1.10%         1.14%         1.19%         1.24%
   Net investment income (loss)                                     4.71%         5.02%         5.08%         4.06%         3.17%

                                                                                   YEAR ENDED       8/1/00 TO
CLASS II                                                                            12/31/01        12/31/00
Net asset value, beginning of period                                                 $ 14.40         $14.55
                                                                                     -------         ------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                      $  0.41         $ 0.32
   Net realized and unrealized gain (loss) on investments                               0.63          (0.28)
                                                                                     -------         ------
     Net increase (decrease) from investment operations                              $  1.04         $ 0.04
Distributions to shareowners:
   Net investment income                                                               (0.52)         (0.09)
   Net realized gain                                                                      --             --
   Tax return of capital                                                               (0.17)         (0.10)
                                                                                     -------         ------
Net increase (decrease) in net asset value                                           $  0.35         $(0.15)
                                                                                     -------         ------
Net asset value, end of period                                                       $ 14.75         $14.40
                                                                                     =======         ======
Total return*                                                                           7.52%          1.32%
Ratio of net expenses to average net assets+                                            1.52%          1.63%**
Ratio of net investment income (loss) to average net assets+                            4.36%          7.54%**
Portfolio turnover rate                                                                   34%            31%
Net assets, end of period (in thousands)                                             $11,972         $1,770
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                         1.52%          1.63%**
   Net investment income (loss)                                                         4.36%          7.54%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                         1.52%          1.62%**
   Net investment income (loss)                                                         4.36%          7.53%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO(a)
FINANCIAL HIGHLIGHTS 12/31/01

                                                                                YEAR ENDED      5/1/00 TO
CLASS II                                                                         12/31/01        12/31/00
Net asset value, beginning of period                                              $ 18.50        $ 21.68
                                                                                  -------        -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                   $ (0.05)       $ (0.03)
   Net realized and unrealized gain (loss) on investments, future
     contracts and foreign currency transactions                                    (3.51)         (1.23)
                                                                                  -------        -------
     Net increase (decrease) from investment operations                           $ (3.56)       $ (1.26)
Distributions to shareowners:
   Net investment income                                                               --             --
   Net realized gain                                                                   --          (1.92)
                                                                                  -------        -------
Net increase (decrease) in net asset value                                        $ (3.56)       $ (3.18)
                                                                                  -------        -------
Net asset value, end of period                                                    $ 14.94        $ 18.50
                                                                                  =======        =======
Total return*                                                                      (19.24)%        (6.36)%
Ratio of net expenses to average net assets+                                         1.58%          1.03%**
Ratio of net investment income (loss) to average net assets+                        (0.61)%        (0.33)%**
Portfolio turnover rate                                                               111%            95%**
Net assets, end of period (in thousands)                                          $   658        $   203
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                      1.58%          0.73%**
   Net investment income (loss)                                                     (0.61)%        (0.11)%**

PIONEER FUND VCT PORTFOLIO(a)
FINANCIAL HIGHLIGHTS 12/31/01

                                                                                YEAR ENDED      5/1/00 TO
CLASS II                                                                         12/31/01       12/31/00
Net asset value, beginning of period                                              $ 22.65        $23.28
                                                                                  -------        ------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                   $  0.14        $ 0.12
   Net realized and unrealized gain (loss) on investments, future
     contracts and foreign currency transactions                                    (2.59)        (0.45)
                                                                                  -------        ------
     Net increase (decrease) from investment operations                           $ (2.45)       $(0.33)
Distributions to shareowners:
   Net investment income                                                            (0.13)        (0.17)
   Net realized gain                                                                (1.02)        (0.13)
                                                                                  -------        ------
Net increase (decrease) in net asset value                                        $ (3.60)       $(0.63)
                                                                                  -------        ------
Net asset value, end of period                                                    $ 19.05        $22.65
                                                                                  =======        ======
Total return*                                                                      (11.09)%       (1.61)%
Ratio of net expenses to average net assets+                                         1.04%         0.93%**
Ratio of net investment income (loss) to average net assets+                         0.49%         0.47%**
Portfolio turnover rate                                                               7.0%           37%**
Net assets, end of period (in thousands)                                          $12,674        $2,894
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                      1.04%         0.93%**
   Net investment income (loss)                                                      0.49%         0.47%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                      1.04%         0.93%**
   Net investment income (loss)                                                      0.49%         0.47%**

(a) Shares of Pioneer Growth Shares and Pioneer Fund VCT Portfolios were first publicly offered on May 1, 2000.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO
FINANCIAL HIGHLIGHTS 12/31/01

                                                                                                   9/14/99
                                                                   YEAR ENDED     YEAR ENDED         TO
CLASS II                                                            12/31/01       12/31/00       12/31/99
Net asset value, beginning of period                                $ 21.37         $20.82         $21.29
                                                                    -------         ------         ------
Increase (decrease) from investment operations:
   Net investment income (loss)                                     $  0.34         $ 0.29         $ 0.08
   Net realized and unrealized gain (loss) on investments             (1.84)          2.45          (0.43)
                                                                    -------         ------         ------
     Net increase (decrease) from investment operations             $ (1.50)        $ 2.74         $(0.35)
Distributions to shareowners:
   Net investment income                                              (0.32)         (0.45)         (0.12)
   Net realized gain                                                  (1.06)         (1.74)            --
                                                                    -------         ------         ------
Net increase (decrease) in net asset value                          $ (2.88)        $ 0.55         $(0.47)
                                                                    -------         ------         ------
Net asset value, end of period                                      $ 18.49         $21.37         $20.82
                                                                    =======         ======         ======
Total return*                                                         (7.15%)        14.49%         (1.65)%
Ratio of net expenses to average net assets+                           1.02%          0.96%          0.96%**
Ratio of net investment income (loss) to average net assets+           1.77%          1.99%          1.90%**
Portfolio turnover rate                                                  13%            13%            23%
Net assets, end of period (in thousands)                            $17,948         $8,456         $  178
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                        1.02%          0.96%          0.96%**
   Net investment income (loss)                                        1.77%          1.99%          1.90%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST
BALANCE SHEETS 12/31/01

                                                                     PIONEER         PIONEER         PIONEER
                                                                     MID CAP       REAL ESTATE       GROWTH
                                                                      VALUE          GROWTH          SHARES
                                                                  VCT PORTFOLIO   VCT PORTFOLIO   VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $120,873,703,
    $36,335,080, $78,567,411, $208,507,325 and
    $149,922,072, respectively)                                    $138,251,816   $ 41,060,827    $ 71,467,579
  Cash                                                                7,997,418      4,338,418       2,738,630
  Cash held as collateral for futures contracts                              --             --          30,000
  Receivables -
    Investment securities sold                                          222,422             --         387,919
    Fund shares sold                                                    189,692         26,510          15,355
    Dividends, interest and foreign taxes withheld                       88,324        253,297          78,982
    Collateral for securities loaned, at fair value                   5,716,210        670,410         193,800
  Other                                                                   4,198          2,199           9,467
                                                                   ------------   ------------    ------------
        Total assets                                               $152,470,080   $ 46,351,999    $ 74,921,732
                                                                   ------------   ------------    ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                $  8,073,336   $    611,445    $  1,538,823
    Fund shares repurchased                                              22,749          6,173             373
    Upon return of securities loaned                                  5,716,210        670,410         193,800
  Due to affiliates                                                      77,808         33,209          46,135
  Accrued expenses                                                       45,471         33,049          28,023
                                                                   ------------   ------------    ------------
        Total liabilities                                          $ 13,935,574   $  1,354,286    $  1,807,154
                                                                   ------------   ------------    ------------
NET ASSETS:
  Paid-in capital                                                  $117,329,044   $ 44,801,946    $ 96,372,636
  Accumulated net investment income (loss)                              540,368        103,629          55,350
  Accumulated undistributed net realized gain (loss)                  3,286,981     (4,633,609)    (16,213,576)
  Net unrealized gain (loss) on:
    Investments                                                      17,378,113      4,725,747      (7,099,832)
                                                                   ------------   ------------    ------------
        Total net assets                                           $138,534,506   $ 44,997,713    $ 73,114,578
                                                                   ------------   ------------    ------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
    Net assets                                                     $128,339,878   $ 33,025,589    $ 72,456,361
    Shares outstanding                                                7,398,604      2,236,164       4,848,202
                                                                   ============   ============    ============
    Net asset value per share                                      $      17.35   $      14.77    $      14.95
  CLASS II:
  (Unlimited number of shares authorized)
    Net assets                                                     $ 10,194,628   $ 11,972,124    $    658,214
    Shares outstanding                                                  589,966        811,665          44,061
                                                                   ============   ============    ============
    Net asset value per share                                      $      17.28   $      14.75    $      14.94

The accompanying notes are an integral part of these financial statements.

                                                                                       PIONEER
                                                                      PIONEER          EQUITY
                                                                       FUND            INCOME
                                                                   VCT PORTFOLIO    VCT PORTFOLIO
  Investment in securities, at value (cost $120,873,703,
    $36,335,080, $78,567,411, $208,507,325 and
    $149,922,072, respectively)                                    $ 208,629,709    $ 178,603,769
  Cash                                                                 7,285,540        6,982,342
  Cash held as collateral for futures contracts                               --               --
  Receivables -
    Investment securities sold                                                --          311,861
    Fund shares sold                                                     196,309          472,629
    Dividends, interest and foreign taxes withheld                       174,779          237,797
    Collateral for securities loaned, at fair value                    1,376,000          736,000
  Other                                                                    5,685           10,761
                                                                   -------------    -------------
        Total assets                                               $ 217,668,022    $ 187,355,159
                                                                   -------------    -------------
LIABILITIES:
  Payables -
    Investment securities purchased                                $   4,300,518    $   4,456,921
    Fund shares repurchased                                                1,318           50,403
    Upon return of securities loaned                                   1,376,000          736,000
  Due to affiliates                                                      121,605          102,423
  Accrued expenses                                                        34,632           42,559
                                                                   -------------    -------------
        Total liabilities                                          $   5,834,073    $   5,388,306
                                                                   -------------    -------------
NET ASSETS:
  Paid-in capital                                                  $ 218,738,114    $ 158,938,857
  Accumulated net investment income (loss)                                    --          638,155
  Accumulated undistributed net realized gain (loss)                  (7,026,549)      (6,291,856)
  Net unrealized gain (loss) on:
    Investments                                                          122,384       28,681,697
                                                                   -------------    -------------
        Total net assets                                           $ 211,833,949    $ 181,966,853
                                                                   -------------    -------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
    Net assets                                                     $ 199,160,070    $ 164,019,037
    Shares outstanding                                                10,439,723        8,915,651
                                                                   =============    =============
    Net asset value per share                                      $       19.08    $       18.40
  CLASS II:
  (Unlimited number of shares authorized)
    Net assets                                                     $  12,673,879    $  17,947,816
    Shares outstanding                                                   665,379          970,924
                                                                   =============    =============
    Net asset value per share                                      $       19.05    $       18.49

   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST
STATEMENT OF OPERATIONS

                                                                      PIONEER        PIONEER         PIONEER
                                                                      MID CAP      REAL ESTATE       GROWTH
                                                                       VALUE         GROWTH          SHARES
                                                                   VCT PORTFOLIO  VCT PORTFOLIO   VCT PORTFOLIO

                                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                     12/31/01        12/31/01        12/31/01
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $923,
    $3,386, $496, $28,971 and $0, respectively)                    $  1,314,841    $  2,116,952    $    604,719
  Interest (net of foreign taxes withheld of $0, $0,
    $0, $0 and $0, respectively)                                        207,059         120,444         187,432
  Income on securities loaned, net                                          926              76              --
                                                                   ------------    ------------    ------------
        Total investment income                                    $  1,522,826    $  2,237,472    $    792,151
                                                                   ------------    ------------    ------------
EXPENSES:
  Management fees                                                  $    800,110    $    304,606    $    603,724
  Transfer agent fees                                                     3,112           2,892           3,019
  Distribution fees (Class II)                                            9,142          14,370             929
  Administrative fees                                                    37,475          37,475          39,711
  Custodian fees                                                         63,324          43,190          52,185
  Professional fees                                                      16,721          15,948          15,435
  Printing                                                               39,464          32,442           6,971
  Fees and expenses of nonaffiliated trustees                             7,126           7,123           7,143
  Miscellaneous                                                           5,976           5,425           7,684
                                                                   ------------    ------------    ------------
      Total expenses                                               $    982,450    $    463,471    $    736,801
                                                                   ------------    ------------    ------------
          Net investment income (loss)                             $    540,376    $  1,774,001    $     55,350
                                                                   ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                                    $  4,935,624    $  1,316,449    $(10,370,368)
    Futures contracts                                                        --              --        (716,510)
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                      --              --              --
                                                                   ------------    ------------    ------------
                                                                   $  4,935,624    $  1,316,449    $(11,086,878)
                                                                   ------------    ------------    ------------
  Change in net unrealized gain or loss from:
    Investments                                                    $  2,060,615    $   (214,377)   $ (8,230,465)
    Futures contracts                                                        --              --          41,028
                                                                   ------------    ------------    ------------
                                                                   $  2,060,615    $   (214,377)   $ (8,189,437)
                                                                   ------------    ------------    ------------
  Net gain (loss) on investments, futures contracts
    and foreign currency transactions                              $  6,996,239    $  1,102,072    $(19,276,315)
                                                                   ============    ============    ============
  Net increase (decrease) in net assets resulting
    from operations                                                $  7,536,615    $  2,876,073    $(19,220,965)
                                                                   ============    ============    ============

The accompanying notes are an integral part of these financial statements.

                                                                                      PIONEER
                                                                      PIONEER         EQUITY
                                                                       FUND           INCOME
                                                                   VCT PORTFOLIO   VCT PORTFOLIO

                                                                    YEAR ENDED       YEAR ENDED
                                                                     12/31/01         12/31/01
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $923,
    $3,386, $496, $28,971 and $0, respectively)                    $   3,182,490    $   4,893,737
  Interest (net of foreign taxes withheld of $0, $0,
    $0, $0 and $0, respectively)                                         123,407          186,165
  Income on securities loaned, net                                           215              254
                                                                   -------------    -------------
        Total investment income                                    $   3,306,112    $   5,080,156
                                                                   -------------    -------------
EXPENSES:
  Management fees                                                  $   1,376,478    $   1,170,155
  Transfer agent fees                                                      3,044            3,088
  Distribution fees (Class II)                                            14,946           33,535
  Administrative fees                                                     52,977           29,583
  Custodian fees                                                          57,319           68,491
  Professional fees                                                       15,391           17,235
  Printing                                                                43,000           51,248
  Fees and expenses of nonaffiliated trustees                              7,024            7,028
  Miscellaneous                                                            7,884            8,737
                                                                   -------------    -------------
      Total expenses                                               $   1,578,063    $   1,389,100
                                                                   -------------    -------------
          Net investment income (loss)                             $   1,728,049    $   3,691,056
                                                                   -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                                    $  (6,876,842)   $  (6,665,510)
    Futures contracts                                                         --               --
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                     (237)              --
                                                                   -------------    -------------
                                                                   $  (6,877,079)   $  (6,665,510)
                                                                   -------------    -------------
  Change in net unrealized gain or loss from:
    Investments                                                    $ (20,287,635)   $ (10,488,128)
    Futures contracts                                                         --               --
                                                                   -------------    -------------
                                                                   $ (20,287,635)   $ (10,488,128)
                                                                   -------------    -------------
  Net gain (loss) on investments, futures contracts
    and foreign currency transactions                              $ (27,164,714)   $ (17,153,638)
                                                                   =============    =============
  Net increase (decrease) in net assets resulting
    from operations                                                $ (25,436,665)   $ (13,462,582)
                                                                   =============    =============

The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                              PIONEER                          PIONEER
                                                              MID CAP                        REAL ESTATE
                                                               VALUE                           GROWTH
                                                           VCT PORTFOLIO                    VCT PORTFOLIO

                                                      YEAR              YEAR             YEAR           YEAR
                                                      ENDED             ENDED            ENDED          ENDED
                                                    12/31/01          12/31/00         12/31/01       12/31/00

FROM OPERATIONS:
Net investment income (loss)                     $     540,376    $     712,184    $  1,774,001    $  1,535,138
Net realized gain (loss) on investments,
    futures, and foreign currency transactions       4,935,624        8,947,046       1,316,449        (784,959)
Change in net unrealized gain or loss
    on investments, futures and
    foreign currency transactions                    2,060,615        8,855,890        (214,377)      7,027,190
                                                 -------------    -------------    ------------    ------------
      Net increase (decrease) in net assets
        resulting from operations                $   7,536,615    $  18,515,120    $  2,876,073    $  7,777,369
                                                 -------------    -------------    ------------    ------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
    Class I                                      $    (656,496)   $    (816,800)   $ (1,273,930)   $ (1,334,179)
    Class II                                           (15,547)          (9,592)       (192,618)        (23,440)
Net realized gain
    Class I                                         (9,641,505)      (7,092,615)             --              --
    Class II                                          (273,726)         (83,291)             --              --
Tax return of capital
    Class I                                                 --               --        (370,000)       (219,070)
    Class II                                                --               --        (134,299)         (3,836)
                                                 -------------    -------------    ------------    ------------
      Total distributions to shareowners         $ (10,587,274)   $  (8,002,298)   $ (1,970,847)   $ (1,580,525)
                                                 -------------    -------------    ------------    ------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                 $  32,906,239    $  13,465,491    $ 19,273,192    $  8,177,271
Reinvestment of distributions                       10,587,274        8,002,299       1,970,846       1,580,525
Cost of shares repurchased                         (15,317,950)     (39,097,233)    (11,903,887)     (9,520,143)
                                                 -------------    -------------    ------------    ------------
      Net increase (decrease) in net assets
        resulting from fund share transactions   $  28,175,563    $ (17,629,443)   $  9,340,151    $    237,653
                                                 -------------    -------------    ------------    ------------
      Net increase (decrease) in net assets      $  25,124,904    $  (7,116,621)   $ 10,245,377    $  6,434,497
                                                 -------------    -------------    ------------    ------------

NET ASSETS:
Beginning of year                                  113,409,602      120,526,223      34,752,336      28,317,839
                                                 -------------    -------------    ------------    ------------
End of year                                      $ 138,534,506    $ 113,409,602    $ 44,997,713    $ 34,752,336
                                                 =============    =============    ============    ============
Accumulated net investment income (loss),
    end of period                                $     540,368    $     712,379    $    103,629    $     63,840
                                                 =============    =============    ============    ============

The accompanying notes are an integral part of these financial statements.


                                                             PIONEER
                                                              GROWTH                           PIONEER
                                                              SHARES                            FUND
                                                           VCT PORTFOLIO                    VCT PORTFOLIO

                                                      YEAR              YEAR            YEAR             YEAR
                                                      ENDED             ENDED           ENDED            ENDED
                                                    12/31/01          12/31/00        12/31/01         12/31/00

FROM OPERATIONS:
Net investment income (loss)                     $      55,350    $    (148,628)   $   1,728,049    $   1,716,668
Net realized gain (loss) on investments,
    futures, and foreign currency transactions     (11,086,878)      (5,104,185)      (6,877,079)      10,524,507
Change in net unrealized gain or loss
    on investments, futures and
    foreign currency transactions                   (8,189,437)      (5,271,339)     (20,287,635)      (9,894,401)
                                                 -------------    -------------    -------------    -------------
      Net increase (decrease) in net assets
        resulting from operations                $ (19,220,965)   $ (10,524,152)   $ (25,436,665)   $   2,346,774
                                                 -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
    Class I                                      $          --    $          --    $  (1,709,836)   $  (1,696,202)
    Class II                                                --               --          (44,564)          (9,458)
Net realized gain
    Class I                                                 --      (11,952,405)     (10,092,777)      (1,229,510)
    Class II                                                --           (7,803)        (266,764)          (1,252)
Tax return of capital
    Class I                                                 --               --               --               --
    Class II                                                --               --               --               --
                                                 -------------    -------------    -------------    -------------
      Total distributions to shareowners         $          --    $ (11,960,208)   $ (12,113,941)   $  (2,936,422)
                                                 -------------    -------------    -------------    -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                 $   3,166,154    $  12,647,950    $  34,292,085    $  40,184,192
Reinvestment of distributions                               --       11,960,207       12,113,941        2,936,422
Cost of shares repurchased                         (16,888,804)     (58,795,936)     (22,023,265)     (22,456,508)
                                                 -------------    -------------    -------------    -------------
      Net increase (decrease) in net assets
        resulting from fund share transactions   $ (13,722,650)   $ (34,187,779)   $  24,382,761    $  20,664,106
                                                 -------------    -------------    -------------    -------------
      Net increase (decrease) in net assets      $ (32,943,615)   $ (56,672,139)   $ (13,167,845)   $  20,074,458
                                                 -------------    -------------    -------------    -------------

NET ASSETS:
Beginning of year                                  106,058,193      162,730,332      225,001,794      204,927,336
                                                 -------------    -------------    -------------    -------------
End of year                                      $  73,114,578    $ 106,058,193    $ 211,833,949    $ 225,001,794
                                                 =============    =============    =============    =============
Accumulated net investment income (loss),
    end of period                                $      55,350    $          --    $          --    $      10,705
                                                 =============    =============    =============    =============


                                                            PIONEER
                                                             EQUITY
                                                             INCOME
                                                          VCT PORTFOLIO

                                                       YEAR            YEAR
                                                       ENDED           ENDED
                                                     12/31/01        12/31/00
FROM OPERATIONS:
Net investment income (loss)                     $   3,691,056    $   4,509,740
Net realized gain (loss) on investments,
    futures, and foreign currency transactions      (6,665,510)       9,709,950
Change in net unrealized gain or loss
    on investments, futures and
    foreign currency transactions                  (10,488,128)       9,311,714
                                                 -------------    -------------
      Net increase (decrease) in net assets
        resulting from operations                $ (13,462,582)   $  23,531,404
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
    Class I                                      $  (3,052,837)   $  (4,384,763)
    Class II                                          (223,207)         (89,833)
Net realized gain
    Class I                                         (8,849,466)     (15,066,697)
    Class II                                          (722,538)        (187,560)
Tax return of capital
    Class I                                                 --               --
    Class II                                                --               --
                                                 -------------    -------------
      Total distributions to shareowners         $ (12,848,048)   $ (19,728,853)
                                                 -------------    -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                 $  27,638,919    $  11,927,576
Reinvestment of distributions                       12,848,045       19,728,856
Cost of shares repurchased                         (22,585,604)     (71,639,851)
                                                 -------------    -------------
      Net increase (decrease) in net assets
        resulting from fund share transactions   $  17,901,360    $ (39,983,419)
                                                 -------------    -------------
      Net increase (decrease) in net assets      $  (8,409,270)   $ (36,180,868)
                                                 -------------    -------------

NET ASSETS:
Beginning of year                                  190,376,123      226,556,991
                                                 -------------    -------------
End of year                                      $ 181,966,853    $ 190,376,123
                                                 =============    =============
Accumulated net investment income (loss),
    end of period                                $     638,155    $     859,955
                                                 =============    =============

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 12/31/01

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

DIVERSIFIED PORTFOLIOS:

      Pioneer Emerging Markets VCT Portfolio
         (Emerging Markets Portfolio)
      Pioneer Europe VCT Portfolio (Europe Portfolio)
      Pioneer Global Financials VCT Portfolio
         (Global Financials Portfolio)
      Pioneer International Value VCT Portfolio
         (International Value Portfolio)
         (Formerly International Growth Portfolio)
      Pioneer Small Cap Value VCT Portfolio
         (Small Cap Value Portfolio)
      Pioneer Small Company VCT Portfolio
         (Small Company Portfolio)
      Pioneer Mid Cap Value VCT Portfolio
         (Mid Cap Value Portfolio)
      Pioneer Growth Shares VCT Portfolio
         (Growth Shares Portfolio)
      Pioneer Fund VCT Portfolio (Fund Portfolio)
      Pioneer Equity Income VCT Portfolio
         (Equity Income Portfolio)
      Pioneer Balanced VCT Portfolio
         (Balanced Portfolio)
      Pioneer Strategic Income VCT Portfolio
         (Strategic Income Portfolio)
      Pioneer Swiss Franc Bond VCT Portfolio
         (Swiss Franc Bond Portfolio)
      Pioneer America Income VCT Portfolio
         (America Income Portfolio)
      Pioneer Money Market VCT Portfolio
         (Money Market Portfolio)

NON-DIVERSIFIED PORTFOLIOS:

      Pioneer Global Health Care VCT Portfolio
         (Global Health Care Portfolio)
      Pioneer Global Telecoms VCT Portfolio
         (Global Telecoms Portfolio)
      Pioneer Science & Technology VCT Portfolio
         (Science & Technology Portfolio)
      Pioneer Real Estate Growth VCT Portfolio
         (Real Estate Growth Portfolio)
      Pioneer High Yield VCT Portfolio
         (High Yield Portfolio)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The investment objective of Mid Cap Value Portfolio and Growth Shares Portfolio is to seek capital appreciation. Real Estate Growth Portfolio pursues long-term capital growth, with current income as a secondary objective. Fund Portfolio seeks reasonable income and growth of capital. Equity Income Portfolio seeks current income and long-term capital growth.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

      Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Portfolios' shares, based on the last sale price on the principal exchange where they are traded, are determined as of such times. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Temporary cash investments are valued at amortized cost.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

      Because the Real Estate Growth Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

B. FUTURES CONTRACTS

      The Portfolios may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolios, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolios. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2001, there were no open contracts.

C. TAXES

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized capital gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

      In order to comply with federal income tax regulations, Mid Cap Value Portfolio has designated $4,697,985 as a capital gain dividend for the purposes of the dividend paid deduction.

      A portion of the dividend income recorded by the Real Estate Growth Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Trust as a reduction of the cost basis of the securities held.

      Capital loss carryovers are available to offset future realized capital gains. At December 31, 2001, certain Portfolios had capital loss carryovers as follows:

PORTFOLIO                                   AMOUNT          EXPIRATION
---------------------------------------------------------------------------
Real Estate Growth Portfolio            $  4,429,036      2007 through 2008
Growth Shares Portfolio                   13,953,128      2008 through 2009
Fund Portfolio                             6,699,261                   2009
Equity-Income                              6,100,217                   2009

At December 31, 2001, certain Portfolios made reclassifications as desribed below. These reclassifications have no impact on the net asset values of the respective Portfolios and are designed to present the portfolios' capital accounts on a tax basis.

                                         ACCUMULATED         ACCUMULATED
                                        NET INVESTMENT        REALIZED
 PORTFOLIO                               INCOME/LOSS          GAIN/LOSS        PAID-IN CAPITAL
 ---------------------------------------------------------------------------------------------
 Mid Cap Value Portfolio                 $  (40,344)          $  39,795          $    549
 Real Estate Growth Portfolio               267,664            (247,374)          (20,290)
 Fund Portfolio                              15,646                 674           (16,320)
 Equity Income Portfolio                   (636,812)            637,090              (278)

The following shows the tax character of distributions paid during the years ended December 31, 2001 and December 31, 2000 as well as the components of distributable earnings (accumulated losses) on a tax basis as of December 31, 2001. These amounts do not include the capital loss carryforwards detailed above.

                                                         PIONEER                                  PIONEER
                                                       MID CAP VALUE                         REAL ESTATE GROWTH
                                                       VCT PORTFOLIO                            VCT PORTFOLIO
                                                  2001                2000                2001                2000
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                               $ 1,217,006          $4,615,012          $1,466,548          $1,357,619
Long-Term capital gain                          9,370,268           3,387,286                  --                  --
                                              -----------------------------------------------------------------------
                                              $10,587,274          $8,002,298          $1,466,548          $1,357,619
Return of Capital                                      --                  --             504,299             222,906
                                              -----------------------------------------------------------------------
 Total Distributions                          $10,587,274          $8,002,298          $1,970,847          $1,580,525
                                              -----------------------------------------------------------------------
DISTRIBUTABLE EARNINGS
(ACCUMULATED LOSSES):
Undistributed ordinary income                 $   941,390                              $       --
Undistributed long-term gain                    4,697,874                                      --
Unrealized appreciation/depreciation           15,566,198                               4,521,174
                                              ----------------------------------------------------
 Total                                        $21,205,462                              $4,521,174
                                              ====================================================

                                                             PIONEER                                 PIONEER
                                                          GROWTH SHARES                                FUND
                                                          VCT PORTFOLIO                           VCT PORTFOLIO
                                                     2001                2000                2001                 2000
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                               $         --           $ 5,351,696          $ 4,747,655          $2,936,422
Long-Term capital gain                                  --             6,607,661            7,366,286                  --
                                              ---------------------------------------------------------------------------
                                              $         --           $11,959,357          $12,113,941          $2,936,422
Return of Capital                                       --                   851                   --                  --
                                              ---------------------------------------------------------------------------
 Total Distributions                          $         --           $11,960,208          $12,113,941          $2,936,422
                                              ---------------------------------------------------------------------------
DISTRIBUTABLE EARNINGS
(ACCUMULATED LOSSES):
Undistributed ordinary income                 $     55,350                                $        --
Undistributed long-term gain                            --                                         --
Unrealized appreciation/depreciation            (8,163,988)                                    42,033
                                              -------------------------------------------------------
 Total                                        $ (8,108,638)                               $    42,033
                                              =======================================================

                                                           PIONEER
                                                        EQUITY INCOME
                                                        VCT PORTFOLIO
                                                  2001                 2000
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                               $ 3,276,478          $ 4,326,967
Long-Term capital gain                          9,571,570           15,401,886
                                              --------------------------------
                                              $12,848,048          $19,728,853
Return of Capital                                      --                   --
                                              --------------------------------
 Total Distributions                          $12,848,048          $19,728,853
                                              --------------------------------
DISTRIBUTABLE EARNINGS
(ACCUMULATED LOSSES):
Undistributed ordinary income                 $    82,260
Undistributed long-term gain                           --
Unrealized appreciation/depreciation           29,437,592
                                              --------------------------------
  Total                                       $29,519,852
                                              ================================

The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

D. PORTFOLIO SHARES

      The Portfolios record sales and repurchases of their Portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), $1,378,830 in commissions on the sale of trust shares for the year ended December 31, 2001. Dividends and distributions to shareowners are recorded on the ex-dividend date.

E. SECURITIES LENDING

      The Portfolios loan securities in their portfolios to certain brokers, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheets. As of December 31, 2001, the Portfolio loaned securities having a fair value and received collateral of as follows:

 PORTFOLIO                                                                          FAIR VALUE               COLLATERAL HELD
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                                                            $5,512,716                  $5,716,210
Real Estate Growth Portfolio                                                          646,822                     670,410
Growth Shares Portfolio                                                               157,964                     193,800
Fund Portfolio                                                                      1,265,490                   1,376,002
Equity Income Portfolio                                                               676,890                     736,000

F. REPURCHASE AGREEMENTS

      With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM, a majority owned indirect subsidiary of UniCredito Italiano, manages the Portfolios. Management fees are calculated daily at the following annual rates:

                                                                                           MANAGEMENT FEE AS A PERCENTAGE
                                                                                             OF EACH PORTFOLIO'S AVERAGE
PORTFOLIO                                                                                         DAILY NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                                                                                0.65%
Growth Shares Portfolio                                                                                0.70%
Real Estate Growth Portfolio                                                                           0.80%
Fund Portfolio                                                                                         0.65%
Equity Income Portfolio                                                                                0.65%

Prior to June 15, 2000, PIM had agreed not to impose a portion of its management fee to the extent necessary to reduce Growth Shares Portfolio's fee from 0.70% to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At December 31, 2001, the following amounts were payable to PIM related to management fees, administrative fees and certain other services:

PORTFOLIO                                                                                              AMOUNT
-------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                                                                               $75,986
Real Estate Growth Portfolio                                                                           30,671
Growth Shares Portfolio                                                                                45,730
Fund Portfolio                                                                                        119,118
Equity Income Portfolio                                                                               102,091

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. The following amounts of transfer agent fees payable to PIMSS were included in due to affiliates at December 31, 2001:

PORTFOLIO                                                                                              AMOUNT
-------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                                                                                 $381
Real Estate Growth Portfolio                                                                             280
Growth Shares Portfolio                                                                                  265
Fund Portfolio                                                                                           230
Equity Income Portfolio                                                                                  332

4. DISTRIBUTION PLANS

The Portfolios have adopted plans of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. The following amounts of distribution fees payable to PFD are included in due to affiliates at December 31, 2001:

PORTFOLIO                                                                                             AMOUNT
------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                                                                               $1,441
Real Estate Growth Portfolio                                                                           2,258
Growth Shares Portfolio                                                                                  140
Fund Portfolio                                                                                         2,257

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2001, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

                                                               GROSS                 GROSS                 NET APPRECIATION/
PORTFOLIO                             TAX COST              APPRECIATION          DEPRECIATION              (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio             $122,685,618            $19,031,395           $(3,465,197)                $15,566,198
Growth Shares Portfolio               79,631,567              3,051,277           (11,215,265)                 (8,163,988)
Real Estate Growth Portfolio          36,539,653              5,002,278              (481,104)                  4,521,174
Fund Portfolio                       208,587,676             26,653,813           (26,611,780)                     42,033
Equity Income Portfolio              149,166,177             35,891,399            (6,453,807)                 29,437,592

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than temporary cash investments for the year ended December 31, 2001, were as follows:

PORTFOLIO                                                                          PURCHASES                     SALES
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                                                          $139,007,338                $113,674,803
Real Estate Growth Portfolio                                                       20,969,079                  11,998,668
Growth Shares Portfolio                                                            91,390,186                 100,296,049
Fund Portfolio                                                                     34,302,895                  15,070,097
Equity Income Portfolio                                                            31,485,289                  22,956,238

8. CAPITAL SHARES

At December 31, 2001, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                      '01 SHARES             '01 AMOUNT            '00 SHARES                  '00 AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO
CLASS I:
Shares sold                            1,414,581           $ 24,515,826               720,014                $ 11,638,379
Reinvestment of distributions            602,575             10,298,001               511,605                   7,909,415
Shares repurchased                      (885,951)           (14,866,847)           (2,378,323)                (38,995,914)
                                       ----------------------------------------------------------------------------------
  Net increase (decrease)              1,131,205           $ 19,946,980            (1,146,704)               $(19,448,120)
                                       ==================================================================================
CLASS II:
Shares sold                              490,156           $  8,390,413               109,715                $  1,827,112
Reinvestment of distributions             16,966                289,273                 6,008                      92,884
Shares repurchased                       (26,647)              (451,103)               (6,232)                   (101,319)
                                       ----------------------------------------------------------------------------------
  Net increase                           480,475           $  8,228,583               109,491                $  1,818,677
                                       ==================================================================================
REAL ESTATE GROWTH PORTFOLIO
CLASS I:
Shares sold                              598,202           $  8,634,935               415,974                $  5,517,319
Reinvestment of distributions            115,873              1,643,929               118,049                   1,553,250
Shares repurchased                      (765,573)           (10,870,743)             (659,630)                 (8,534,753)
                                       ----------------------------------------------------------------------------------
  Net decrease                           (51,498)          $   (591,879)             (125,607)               $ (1,464,174)
                                       ==================================================================================
CLASS II:
Shares sold                              738,530           $ 10,638,257               193,580                $  2,659,952
Reinvestment of distributions             22,911                326,917                 1,929                      27,275
Shares repurchased                       (72,699)            (1,033,144)              (72,586)                   (985,400)
                                       ----------------------------------------------------------------------------------
  Net increase                           688,742           $  9,932,030               122,923                $  1,701,827
                                       ==================================================================================
GROWTH SHARES PORTFOLIO
CLASS I:
Shares sold                              147,273           $  2,468,011               587,341                $ 12,421,321
Reinvestment of distributions                  -                      -               611,689                  11,952,405
Shares repurchased                    (1,054,567)           (16,709,272)           (2,886,906)                (58,789,070)
                                       ----------------------------------------------------------------------------------
  Net decrease                          (907,294)          $(14,241,261)           (1,667,876)               $(34,415,344)
                                       ==================================================================================
CLASS II:
Shares sold                               45,320           $    698,143                10,942                $    226,628
Reinvestment of distributions                  -                      -                   397                       7,803
Shares repurchased                       (12,256)            (1,033,144)                 (342)                     (6,866)
                                       ----------------------------------------------------------------------------------
  Net increase                            33,064           $    518,611                10,997                $    227,565
                                       ==================================================================================
FUND PORTFOLIO
CLASS I:
Shares sold                            1,083,435           $ 22,410,451             1,624,294                $ 37,128,340
Reinvestment of distributions            587,113             11,802,613               126,135                   2,925,712
Shares repurchased                    (1,028,010)           (20,460,802)             (982,169)                (22,384,105)
                                       ----------------------------------------------------------------------------------
  Net increase                           642,538           $ 13,752,262               768,260                $ 17,669,947
                                       ==================================================================================
CLASS II:
Shares sold                              602,236           $ 11,881,634               130,465                $  3,055,852
Reinvestment of distributions             15,547                311,328                   470                      10,710
Shares repurchased                       (80,202)            (1,562,463)               (3,137)                    (72,403)
                                       ----------------------------------------------------------------------------------
  Net increase                           537,581           $ 10,630,499               127,798                $  2,994,159
                                       ==================================================================================

                                        01 SHARES           '01 AMOUNT             '00 SHARES                  '00 AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
CLASS I:
Shares sold                              711,763           $ 13,502,824               201,887                $  4,035,740
Reinvestment of distributions            628,538             11,902,303             1,013,981                  19,451,459
Shares repurchased                      (974,658)           (18,688,020)           (3,593,530)                (71,244,782)
                                        ---------------------------------------------------------------------------------
  Net increase (decrease)                365,643           $  6,717,107            (2,377,662)               $(47,757,583)
                                        =================================================================================
CLASS II:
Shares sold                              729,249           $ 14,136,095               392,360                $  7,891,836
Reinvestment of distributions             49,723                945,742                14,230                     277,397
Shares repurchased                      (203,757)            (3,897,584)              (19,428)                   (395,069)
                                        ---------------------------------------------------------------------------------
  Net increase                           575,215           $ 11,184,253               387,162                $  7,774,164
                                        =================================================================================

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS
TRUST:

We have audited the accompanying balance sheets, including the schedules of investments, of the Pioneer Mid Cap Value VCT Portfolio, the Pioneer Real Estate Growth VCT Portfolio, the Pioneer Growth Shares VCT Portfolio, the Pioneer Fund VCT Portfolio and the Pioneer Equity Income VCT Portfolio (five of the portfolios constituting the Pioneer Variable Contracts Trust), as of December 31, 2001, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods and share classes presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pioneer Mid Cap Value VCT Portfolio, the Pioneer Real Estate VCT Portfolio, the Pioneer Growth Shares VCT Portfolio, the Pioneer Fund VCT Portfolio and the Pioneer Equity Income VCT Portfolio as of December 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for the periods and share classes presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 8, 2002

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER                                               TRUSTEES AND OFFICERS
Pioneer Investment Management, Inc.                              The Fund's Board of Trustees provides
                                                                 broad supervision over the affairs of
CUSTODIAN                                                        the Fund. The officers of the Fund are
Brown Brothers Harriman & Co.                                    responsible for the Fund's operations.
                                                                 The Trustees and officers of the Fund
INDEPENDENT PUBLIC ACCOUNTANTS                                   are listed below, together with their
Arthur Andersen LLP                                              principal occupations during the past
                                                                 five years. Trustees who are deemed
PRINCIPAL UNDERWRITER                                            interested persons of the Fund within
Pioneer Funds Distributor, Inc.                                  the meaning of the Investment Company
                                                                 Act of 1940 are referred to as
LEGAL COUNSEL                                                    Interested Trustees. Trustees who are
Hale and Dorr                                                    not interested persons of the Fund are
                                                                 referred to as Independent Trustees.
SHAREHOLDER SERVICES AND TRANSFER AGENT                          Each of the Trustees serves as a trustee
Pioneer Investment Management Shareholder Services, Inc.         or director of each of the 59 U.S.
                                                                 registered investment portfolios for
                                                                 which Pioneer Investment Management,
                                                                 Inc. (Pioneer) serves as investment
                                                                 adviser (the Pioneer Funds). The address
                                                                 for all Trustees who are interested
                                                                 persons and all officers of the Fund is
                                                                 60 State Street, Boston Massachusetts
                                                                 02109.

                                                                 The Fund's statement of additional
                                                                 information provides more detailed
                                                                 information regarding the Fund's
                                                                 trustees and is available upon request,
                                                                 without charge, by calling
                                                                 1-800-225-6292.

INTERESTED TRUSTEES

NAME, AGE AND ADDRESS       POSITION HELD    TERM OF OFFICE/LENGTH   PRINCIPAL OCCUPATION                  OTHER DIRECTORSHIPS HELD
                                             OF SERVICE              DURING PAST FIVE YEARS
John F. Cogan, Jr. (75)*    Chairman of the  Trustee since           Deputy Chairman and a Director of     Director of Harbor Global
                            Board, Trustee   1994. Serves            Pioneer Director of Harbor Global     Company, Ltd.
                            and President    until retirement        Company, Ltd. Global Asset
                                             or removal.             Management S.p.A. (PGAM);
                                                                     Non-Executive Chairman and a
                                                                     Director of Pioneer Investment
                                                                     Management USA Inc. (PIM-USA);
                                                                     Chairman and a Director of
                                                                     Pioneer; President of all of the
*Mr. Cogan is an interested trustee                                  Pioneer Funds; and Of Counsel
because he is an officer or director of                              (since 2000, Partner prior to
the Fund's investment advisor and                                    2000), Hale and Dorr LLP (counsel
certain of its affiliates.                                           to PIM-USA and the Pioneer Funds)

Daniel T. Geraci (44)**     Trustee and      Trustee since October   Director, Chief Executive             None
                            Executive Vice   2001. Serves until      Officer and President of
                            President        retirement or removal.  PIM-USA since October 2001;
                                                                     Director of Pioneer Funds
                                                                     Distributor, Inc. and
                                                                     Pioneer Investment
                                                                     Management Shareholder
                                                                     Services, Inc. since October
                                                                     2001; President and a
                                                                     Director of Pioneer and
                                                                     Pioneer International
                                                                     Corporation since October
                                                                     2001; Executive Vice
                                                                     President of all of the
                                                                     Pioneer Funds since October
                                                                     2001; President of Fidelity
                                                                     Private Wealth Management
                                                                     Group from 2000 through
                                                                     October 2001; and Executive
                                                                     Vice President--
**Mr. Geraci is an interested trustee                                Distribution and Marketing
because he is an officer, director and                               of Fidelity Investments
employee of the Fund's investment                                    Institutional Services and
advisor and certain of its affiliates.                               Fidelity

INDEPENDENT TRUSTEES

NAME, AGE AND ADDRESS       POSITION HELD    TERM OF OFFICE/LENGTH   PRINCIPAL OCCUPATION                  OTHER DIRECTORSHIPS HELD
                                             OF SERVICE              DURING PAST FIVE YEARS
Mary K. Bush (53)           Trustee          Trustee since           President, Bush & Co.                 Director and/or
4201 Cathedral Avenue, NW,                   2000. Serves            (international financial              Trustee of Brady
Washington, DC, 20016                        until retirement        advisory firm)                        Corporation
                                             or removal.                                                   (industrial
                                                                                                           identification and
                                                                                                           specialty coated
                                                                                                           material products
                                                                                                           manufacturer), Mastec
                                                                                                           Inc.(communications
                                                                                                           and energy
                                                                                                           infrastructure),
                                                                                                           Mortgage Guaranty
                                                                                                           Insurance Corporation,
                                                                                                           R.J. Reynolds Tobacco
                                                                                                           Holdings, Inc.
                                                                                                           (tobacco) and Student
                                                                                                           Loan Marketing
                                                                                                           Association (secondary
                                                                                                           marketing of student
                                                                                                           loans)

Richard H. Egdahl,          Trustee          Trustee since           Alexander Graham Bell                 None
M.D. (75) Boston                             1995. Serves            Professor of Health Care
University Healthcare                        until retirement        Entrepreneurship, Boston
Entrepreneurship                             or removal.             University; Professor of
Program, 53 Bay State                                                Management, Boston
Road, Boston, MA 02215                                               University School of
                                                                     Management; Professor of
                                                                     Public Health, Boston
                                                                     University School of Public
                                                                     Health; Professor of
                                                                     Surgery, Boston University

Margaret B.W. Graham        Trustee          Trustee since           Founding Director, The Winthrop       None
(54) 1001 Sherbrooke                         2000. Serves            Group, Inc. (consulting firm);
Street West, Montreal,                       until retirement        Professor of Management, Faculty
Quebec, Canada                               or removal.             of Management, McGill University

Marguerite A. Piret         Trustee          Trustee since           President, Newbury, Piret &           Director,
(53) One Boston Place,                       1995. Serves            Company, Inc. (merchant               Organogenesis Inc.
26th Floor, Boston, MA                       until retirement        banking firm)                         (tissue engineering
02108                                        or removal.                                                   company)

Stephen K. West (73)        Trustee          Trustee since           Of Counsel, Sullivan &                Director, Dresdner RCM
125 Broad Street,                            1995. Serves            Cromwell (law firm)                   Global Strategic Income
New York, NY 10004                           until retirement                                              Fund, Inc. and The Swiss
                                             or removal.                                                   Helvetia Fund, Inc.
                                                                                                           (closed-end investment
                                                                                                           companies), AMVESCAP PLC
                                                                                                           (investment managers) and
                                                                                                           First ING Life Insurance
                                                                                                           Company of New York

John Winthrop (65)          Trustee          Trustee since           President, John                       Director of NUI Corp.
One North Adgers Wharf                       2000. Serves            Winthrop & Co.,                       (energy sales,
Charleston, SC 29401                         until retirement        Inc. (private                         services and
                                             or removal.             investment firm)                      distribution)

FUND OFFICERS

NAME, AGE AND ADDRESS       POSITION HELD    TERM OF OFFICE/LENGTH   PRINCIPAL OCCUPATION                  OTHER DIRECTORSHIPS HELD
                                             OF SERVICE              DURING PAST FIVE YEARS
Joseph P. Barri (55)        Secretary        Since 1994.             Partner, Hale and Dorr, LLP;          None
                                             Serves at the           Secretary of each Pioneer
                                             discretion of           fund
                                             Board.

Dorothy E. Bourassa (54)    Assistant        Since 2000. Serves at   Secretary of PIM-USA: Senior          None
                            Secretary        the discretion of       Vice President- Legal of
                                             Board.                  Pioneer; and Secretary/Clerk
                                                                     of most of PIM-USA's
                                                                     subsidiaries since October
                                                                     2000; Assistant Secretary of
                                                                     all of the Pioneer Funds
                                                                     since November 2000; Senior
                                                                     Counsel, Assistant Vice
                                                                     President and Director of
                                                                     Compliance of PIM-USA from
                                                                     April 1998 through October
                                                                     2000; Vice President and
                                                                     Assistant General Counsel,
                                                                     First Union Corporation from
                                                                     December 1996 through March
                                                                     1998

Vincent Nave (56)           Treasurer        Since 2000.             Vice President-Fund                   None
                                             Serves at the           Accounting and Custody
                                             discretion of           Services of Pioneer (Manager
                                             Board.                  from September 1996 to
                                                                     February 1999); and
                                                                     Treasurer of all of the
                                                                     Pioneer Funds (Assistant
                                                                     Treasurer from June 1999 to
                                                                     November 2000)

Luis I. Presutti (36)       Assistant        Since 2000.             Assistant Vice President-Fund         None
                            Treasurer        Serves at the           Accounting, Administration and
                                             discretion of           Custody Services of Pioneer (Fund
                                             Board.                  Accounting Manager from 1994 to
                                                                     1999); and Assistant Treasurer of
                                                                     all of the Pioneer Funds since
                                                                     November 2000

John F. Daly III (36)       Assistant        Since 2000.             Global Custody and                    None
                            Treasurer        Serves at the           Settlement Division Manager
                                             discretion of           of PIM-USA; and Assistant
                                             Board.                  Treasurer of all the Pioneer
                                                                     Funds since November 2000

[LOGO] PIONEER
       INVESTMENTS(R)

PIONEER VARIABLE CONTRACTS TRUST

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS, WHICH INCLUDES MORE INFORMATION ABOUT CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                                                   10957-00-0202